      As filed with the Securities and Exchange Commission on December 21, 2004


1933 Act File No. 333-119731
1940 Act File No. 811-21654

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)


[X]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X]     Pre-Effective Amendment No. 3


[ ]     Post-Effective Amendment No. ______

                                     and/or

[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X]     Amendment No. 3


                           PIONEER FLOATING RATE TRUST
                Exact Name of Registrant as Specified in Charter

                  60 State Street, Boston, Massachusetts 02109
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 742-7825
               Registrant's Telephone Number, including Area Code

            Dorothy E. Bourassa, Pioneer Investment Management, Inc.
                  60 State Street, Boston, Massachusetts 02109
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to: David C. Phelan, Esq.                    Leonard B. Mackey, Jr., Esq.
           Wilmer Cutler Pickering Hale             Clifford Chance US LLP
           and Dorr LLP 60 State Street             200 Park Avenue
           Boston, Massachusetts 02109              New York, NY 10166-0153

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ___


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities           Amount Being      Proposed Maximum Offering      Proposed Maximum Aggregate          Amount of
 Being Registered            Registered (1)          Price Per Unit                  Offering Price           Registration Fee (2)
-------------------          -------------      -------------------------      --------------------------     --------------------
Common Shares (no par
       value)

(1) Includes shares that may be purchase pursuant to the underwriters' over-allotment option.

(2) Previously paid $82,390.00 and $126.70 on December 16, 2004 and October 13, 2004.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           PIONEER FLOATING RATE TRUST

                              CROSS-REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEMS IN PART A OF FORM N-2                                            LOCATION IN PROSPECTUS
---------------------------                                            ----------------------
Item 1.  Outside Front Cover                                           Cover Page

Item 2.  Cover Pages; Other Offering Information                       Cover Page

Item 3.  Fee Table and Synopsis                                        Summary of Fund Expenses

Item 4.  Financial Highlights                                          Not applicable

Item 5.  Plan of Distribution                                          Cover Page; Prospectus Summary; Underwriting

Item 6.  Selling Shareholders                                          Not applicable

Item 7.  Use of Proceeds                                               Use of Proceeds

Item 8.  General Description of the Registrant                         Cover Page; Prospectus Summary; The Fund; Investment
                                                                       Objectives and Principal Investment Strategies; Leverage;
                                                                       Risk Factors; Closed-End Fund Structure; Net Asset Value;
                                                                       Certain Provisions of the Agreement and Declaration of
                                                                       Trust and By-Laws

Item 9.  Management                                                    Prospectus Summary; Management of the Fund; Description
                                                                       of Shares; Administrator, Custodian, Transfer Agent,
                                                                       Registrar and Dividend Disbursing Agent

Item 10.  Capital Stock, Long-Term Debt, and Other Securities          Description of Shares; Dividends and Distributions;
                                                                       Automatic Dividend Reinvestment Plan; Federal Income Tax
                                                                       Matters

Item 11.  Default and Arrears On Senior Securities                     Not applicable

Item 12.  Legal Proceedings                                            Not applicable

Item 13.  Table of Contents of the Statement of Additional             Table of Contents of the Statement of Additional
Information                                                            Information


                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

ITEMS IN PART B OF FORM N-2                                            LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------------                                            -----------------------------------------------
Item 14.  Cover Page                                                   Cover Page

Item 15.  Table of Contents                                            Cover Page

Item 16.  General Information and History                              Not applicable

Item 17.  Investment Objective and Policies                            Use of Proceeds; Investment Objectives and Policies;
                                                                       Investment Restrictions

Item 18.  Management                                                   Management of the Fund

Item 19.  Control Persons and Principal Holders of Securities          Not applicable

Item 20.  Investment Advisory and Other Services                       Management of the Fund

Item 21.  Brokerage Allocation and Other Practices                     Portfolio Transactions

Item 22.  Tax Status                                                   Federal Income Tax Matters

Item 23.  Financial Statements                                         Independent Registered Public Accounting Firm; Financial
                                                                       Statements and Report of Independent

                                                                       Registered Public Accounting Firm

                           PART C - OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration
Statement.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED DECEMBER 21, 2004
PROSPECTUS

                                                                  (PIONEER LOGO)

                                               SHARES

                          PIONEER FLOATING RATE TRUST

                                 COMMON SHARES
                                $20.00 PER SHARE
                             ----------------------
     Investment Objectives. Pioneer Floating Rate Trust (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.
     Portfolio Contents. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans ("Senior Loans"). Senior Loans are made to corporations, partnerships and other business entities that operate in various industries and geographical regions, including non-U.S. borrowers. Senior Loans pay interest at rates that are redetermined periodically on the basis of a floating base lending rate plus a premium. The Fund also may invest in other floating and variable rate instruments, including second lien loans, and in high yield corporate bonds. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality, commonly referred to as "junk bonds." The Fund may invest all or any portion of its assets in securities of issuers that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio or a minimum portion of its portfolio that must be rated investment grade. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

     No Prior Trading History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING.
                                                   (continued on following page)
     INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 42 OF THIS PROSPECTUS.
                             ----------------------

                                                              PER SHARE
                                                              ---------   TOTAL (1)
                                                                            -----
Public offering price.......................................   $20.00       $
Sales load (2)..............................................     $.90       $
Estimated offering expenses (3)(4)..........................     $.04       $
Proceeds, after expenses, to the Fund.......................   $19.06       $

      (1)  Assumes overallotment option is not exercised.
      (2) Does not include additional compensation payable by the Fund's investment adviser and investment subadviser to certain underwriters. See "Underwriting -- Additional Compensation to Certain Underwriters."
      (3)  The offering expenses are estimated to be approximately $        or
           $    per share. The Fund's investment adviser has agreed to pay all the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses, other than the sales load but including reimbursement of underwriters' expenses of $.00667 per common share, exceed $.04 per share.
      (4) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."
     The underwriters may also purchase up to          additional common shares
at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The common shares will be ready for delivery on or about          , 2004.
                             ----------------------
MERRILL LYNCH & CO.               UBS INVESTMENT BANK               A.G. EDWARDS
ADVEST, INC.              ROBERT W. BAIRD & CO.              FERRIS, BAKER WATTS
                                                              INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.     KEYBANC CAPITAL MARKETS    MORGAN KEEGAN &
COMPANY, INC.
OPPENHEIMER & CO.            RBC CAPITAL MARKETS           RYAN BECK & CO., INC.
STIFEL, NICOLAUS & COMPANY       SUNTRUST ROBINSON HUMPHREY       WEDBUSH MORGAN
                                     SECURITIES INC.
          INCORPORATED
                          WELLS FARGO SECURITIES, LLC
                             ----------------------
                The date of this prospectus is           , 2004.

(continued from previous page)

      Shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange under the symbol "PHD," subject to official notice of issuance.

      Non-investment grade securities, commonly referred to as junk bonds, are obligations that are rated below investment grade by the national rating agencies that cover the obligations (i.e., Ba and below by Moody's Investors Service, Inc. ("Moody's") or BB and below by Standard & Poor's Ratings Group ("S&P")), or if unrated, are determined by the Fund's investment subadviser, Highland Capital Management, L.P. (the "Subadviser"), to be of comparable quality. Investment in securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Because Senior Loans are senior in a borrower's capital structure and often are secured by specific collateral, the Subadviser believes, based on its experience, that Senior Loans generally have more favorable loss recovery rates compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Senior Loans will achieve any specific loan recovery rate.

      Investment Adviser. Pioneer Investment Management, Inc. is the Fund's investment adviser (the "Adviser"). As of October 31, 2004, the Adviser had approximately $36 billion in assets under management. See "Management of the Fund." The Adviser has engaged Highland Capital Management, L.P. to act as the Fund's investment subadviser and manage the Fund's investments. As of September 30, 2004, the Subadviser had approximately $10 billion in assets under management. See "Management of the Fund."

      Leverage. The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets immediately after such issuance; however, in the future, the Fund may increase or decrease from time to time the degree of leverage used by the Fund. The Fund anticipates issuing preferred shares within three months of the completion of this offering. The Fund may also borrow or issue debt securities for leveraging purposes up to the limitation permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). By using leverage, the Fund will seek to obtain a higher return for the holders of its common shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks involved. The fees and expenses attributed to leverage, including all offering expenses and any increase in the management fees, will be borne by holders of common shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Leverage."

      The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

      You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares, and retain it for future reference. A Statement of Additional Information, dated
          , 2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 71 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 225-6292 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    4
Summary of Fund Expenses....................................   22
The Fund....................................................   25
Use of Proceeds.............................................   25
Investment Objectives and Principal Investment Strategies...   25
Portfolio Contents..........................................   28
Leverage....................................................   39
Risk Factors................................................   42
Management of the Fund......................................   51
Dividends and Distributions.................................   54
Automatic Dividend Reinvestment Plan........................   55
Closed-End Fund Structure...................................   57
Possible Conversion to Open-End Status......................   58
Federal Income Tax Matters..................................   59
Net Asset Value.............................................   61
Description of Shares.......................................   62
Certain Provisions of the Agreement and Declaration of Trust
  and By-Laws...............................................   64
Underwriting................................................   67
Administrator, Custodian, Transfer Agent, Registrar and
  Dividend Disbursing Agent.................................   70
Validity of Common Shares...................................   70
Table of Contents of the Statement of Additional
  Information...............................................   71

                             ---------------------
      You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information appearing in this prospectus is given as of the date of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since the date of this prospectus.

                         PRIVACY PRINCIPLES OF THE FUND

      The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

      Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

      The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For more information about the Fund's privacy policies, please visit http://www.pioneerfunds.com.

                               PROSPECTUS SUMMARY

      This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares, especially the information set forth under the heading "Risk Factors." You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND....................  The Pioneer Floating Rate Trust (the "Fund") is a
                              newly organized, non-diversified, closed-end management investment company. See "The Fund."

THE OFFERING................  The Fund is offering           common shares of
                              beneficial interest, no par value, at an initial
                              offering price of $20.00 per share. The common
                              shares are being offered by a group of
                              underwriters (the "underwriters") led by Merrill
                              Lynch, Pierce, Fenner & Smith Incorporated
                              ("Merrill Lynch"). The common shares of beneficial
                              interest are called "common shares" in the rest of
                              this prospectus. You must purchase at least 100
                              common shares to participate in this offering.
                              Investors will be required to pay a sales load of
                              4.50% of the initial offering price, which will
                              reduce the initial amount invested. The Fund has
                              granted to the underwriters the right to purchase
                              up to an additional           common shares at the
                              public offering price, less the sales load, within
                              45 days from the date of this prospectus to cover
                              orders in excess of           common shares, if
                              any. The Fund will pay up to $.04 per share for the Fund's offering expenses. Consequently, giving effect to the sales load and assuming offering expenses of $.04 per share, the initial net asset value of the common shares would be $19.06 immediately after their issuance. The Adviser has agreed to pay the Fund's organizational expenses and offering expenses (other than the sales load, but including a $.00667 per common share reimbursement to the underwriters) with respect to the common shares to the extent these expenses exceed $.04 per share. See "Underwriting."

INVESTMENT OBJECTIVES AND
  PRINCIPAL INVESTMENT
  STRATEGIES................  Investment Objectives.  The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

                              Principal Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans ("Senior Loans"). The Fund also may invest in other floating and variable rate instruments, including second lien loans, and high yield, high risk corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

                              Pioneer Investment Management, Inc. is the Fund's investment adviser. The Adviser has engaged Highland Capital Management, L.P. to act as the Fund's investment subadviser to manage the Fund's investments. The Subadviser uses a fundamental research approach in selecting the Fund's investments and seeks to invest in those sectors, industries and companies that provide value on a relative basis. The Subadviser seeks to identify those companies that are dominant players in their industries and generally does not invest in securities of issuers that it believes cannot be adequately researched. The Subadviser's process focuses on those issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage, have an experienced management team and demonstrate net tangible asset protection.

                              The Subadviser's investment philosophy is based on the belief that fundamental research and a disciplined asset acquisition/disposition process will produce superior long-term results. The Subadviser's investment process combines an economic and industry overlay with a disciplined securities selection process. The Subadviser's economic and industry overlay utilizes a variety of macro and economic variables to identify broad market sectors that the Subadviser believes have positive fundamentals. Within these broad sectors, the Subadviser targets specific industries that appear to have, in the Subadviser's view, the most promising prospects under current market conditions. Within a targeted industry, the Subadviser engages in a disciplined securities selection process. In this process, the Subadviser conducts an extensive analysis of issuers within the targeted industry to identify issuers that appear to have the most favorable prospects for improving financial condition. The Subadviser also reviews the terms of the agreements documenting the Senior Loans to seek to identify those Senior Loans that have the most favorable risk and return characteristics. Based on this analysis, the Subadviser constructs and actively manages a portfolio of Senior Loans. The Subadviser's goal is to achieve the highest potential level of current income with the lowest potential volatility over long periods of time.

                              Duration Management. The Subadviser expects that the average effective duration of the Fund's portfolio of Senior Loans will normally be between zero and 1.5 years, reflecting the Fund's focus on floating rate instruments. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The market price of a fixed-income security with a duration of six years would be expected to increase or decline twice as much as the market price of a security with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because the interest rate on Senior Loans held by the Fund will reset at short-term intervals, the duration of Senior Loans will be shorter than a fixed income security with a comparable term to maturity. The Subadviser can manage the duration of the portfolio by selecting Senior Loans with different interest rate reset periods and final maturity dates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a fixed-income security's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund's portfolio of Senior Loans, the Subadviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

                              Credit Management. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but determined by the Subadviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio nor a minimum portion of its portfolio that must be rated investment grade. The Subadviser's staff monitors the credit quality and price of Senior Loans and other securities held by the Fund, as well as other securities that are available to the Fund. Although the Subadviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular Senior Loan or other security, whether rated or unrated, the Subadviser generally gives equal weight to the security's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

PORTFOLIO CONTENTS..........  Senior Loans.  Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of Senior Loans frequently are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are the London Interbank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

                              The Fund may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While these investments are not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund's assets.

                              The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

                              Senior Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled installments of interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy a borrower's obligation in the event of non-payment of scheduled installments of interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance.

                              Many loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the Securities and

                              Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of Senior Loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Subadviser will consider, and may rely in part, on analyses performed by others. The Subadviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of Senior Loans held by the Fund may be rated below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because Senior Loans are senior to subordinated creditors and stockholders in a borrower's capital structure and are often secured by specific collateral, the Subadviser believes, based on its experience, that Senior Loans have more favorable loss recovery rates as compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Senior Loans will achieve any specific loan recovery rate.

                              The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Debt securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, the results of which are uncertain and expensive. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the Fund's ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities. Because of the greater number of investment considerations involved in investing in high yield, high risk Senior Loans and bonds, the achievement of the Fund's objectives depends more on the Subadviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories.

                              No active trading market may exist for many Senior Loans, and some Senior Loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Any secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Fund to realize full value on the disposition of an illiquid Senior Loan and cause a material decline in the Fund's net asset value.

                              Investing in Senior Loans involves investment risk. Some borrowers default on their Senior Loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See "Risk Factors."

                              Other Fixed Income Securities. The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Fund may invest are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Subadviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

                              The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions at times and a prices that the Adviser believes do not reflect the intrinsic value of such securities.

OTHER INVESTMENTS...........  Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

HEDGING AND INTEREST RATE
  RISK......................  The Fund may, but is not required to, use various hedging and interest rate transactions to earn income, facilitate portfolio management and mitigate risks. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed income and interest rate indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use these instruments and transactions as a portfolio management or hedging technique that seeks to protect against possible adverse changes in the market value of Senior Loans or other securities held in or to be purchased for the Fund's portfolio, to facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

USE OF LEVERAGE BY THE
FUND........................  The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference of approximately 33 1/3% of the Fund's total assets immediately after such issuance; however, in the future, the Fund may increase or decrease from time to time the degree of leverage used by the Fund. The Fund is also authorized to borrow or issue debt securities for leveraging purposes up to the amount permitted under the 1940 Act. Under the 1940 Act, the

                              Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, the liquidation preference may not exceed 50% of the Fund's total assets less the Fund's liabilities and indebtedness). Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. The fees and expenses attributed to leverage, including all offering expenses and any increase in the management fees, will be borne by holders of common shares. The Fund may not be leveraged at all times, and the amount of leverage, if any, may vary depending on a variety of factors, including the Adviser's outlook for interest rates and credit markets and the costs that the Fund would incur as a result of such leverage. The Fund's leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such leverage decreases while the Fund's obligations remain fixed or increase with a rise in prevailing interest rates, greater volatility in the Fund's net asset value and the market price of and dividends on the Fund's common shares and higher expenses. Since the Adviser's fee is based on a percentage of the Fund's managed assets (including preferred shares), its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return earned on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of holders of the common shares. The Adviser intends only to leverage the Fund when it believes that the potential total return on additional investments purchased with the proceeds of leverage is likely to exceed the costs incurred in connection with the leverage.

SPECIAL RISK
CONSIDERATIONS..............  The following is a summary of the principal risks of investing in the Fund. You should read the fuller discussion in this prospectus under "Risk Factors" on page 42.

                              General. The Fund is not a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

                              No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

                              Market Discount Risk. Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund will be reduced following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund.

                              Non-Diversified Status Risk. The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Risks
                              Factors -- Non-Diversified Status Risk" and
                              "Federal Income Tax Matters."

                              Interest Rate Risk. The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. The Fund will primarily invest in floating rate obligations, including Senior Loans, the rate on which periodically adjusts with changes in interest rates.

                              Until the interest rates on the floating rate obligations in its portfolio reset, the Fund's income also would likely be affected adversely when prevailing short term interest rates increase and the Fund is using leverage.

                              To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate, which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans in the Fund's portfolio may be of longer duration.

                              Reinvestment Risk. Income from the Fund's portfolio will decline if the Fund invests the proceeds, repayment or sale of Senior Loans or other obligations into lower yielding instruments or Senior Loans with a lower spread over the base lending rate. A decline in income could affect the common shares' distribution rate and their overall return.

                              Senior Loans Risk. The risks associated with Senior Loans are similar to the risks of junk bonds, although Senior Loans are typically senior and secured in contrast to below investment grade debt securities, commonly referred to as "junk bonds," which are often subordinated and unsecured.

                              The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

                              Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

                              Credit Risk and Junk Bond Risk. Credit risk is the risk that an issuer of a Senior Loan or other debt security will become unable to meet its obligation to make interest and principal payments.

                              The Fund may invest all or a substantial portion of its assets in Senior Loans and other debt securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Subadviser to be of comparable credit quality. Investment in Senior Loans and other fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for fixed income securities of below-investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

                              -   increased price sensitivity to changing
                                  interest rates and to a deteriorating economic environment;

                              -   greater risk of loss due to default or
                                  declining credit quality;

                              - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

                              - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

                              Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                              Issuer Risk.  The value of corporate
                              income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                              Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders.

                              Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.

                              Foreign Securities Risk. The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include

                              - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

                              - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Subadviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

                              -   Currency exchange rates or controls may
                                  adversely affect the value of the Fund's investments.

                              - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

                              - Withholdings and other non-U.S. taxes may decrease the Fund's return.

                              Currency Risk. A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

                              Liquidity Risk. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Fund will invest. Where a secondary market exists, such market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. In other cases, Senior Loans are valued at their fair value in accordance with procedures approved by the Board of Trustees.

                              Derivatives Risk. Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the party that entered into the derivative contract defaults on its obligation. Certain derivatives, such as over-the-counter options, may be less liquid and more difficult to value than exchange traded options and futures.

                              Leverage Risk. The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets after such issuance. There can be no assurance that a leveraging strategy will be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

                              - the likelihood of greater volatility of net asset value and market price of and distributions on and dividends on the Fund's common shares;

                              - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

                              - increased operating costs, which are borne entirely by the Fund's common shares and which may reduce the total return on the Fund's common shares; and

                              - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

                              To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                              Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

                              Risk of Conflicting Interests of Holders of Common and Preferred Shares. Although the Fund's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. The preferred shares will be entitled to that dividend, and no more, regardless of the income of the Fund. The holders of the common shares will bear all of the expenses of the Fund, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Fund is expected to agree to certain limitations on its investments and activities, including the requirement to maintain certain coverage ratios of the liquidation preference on the preferred shares to a discounted value of the Fund's assets, diversification requirements and limitations on the use of certain investment instruments. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Fund will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Fund is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the common shareholders from controlling the Fund as to such matters even though the common shares represent a majority of the economic interests in the Fund.

                              Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. In addition, such legislation could depress the market value of Senior Loans.

                              Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, below investment grade securities tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of junk bonds and Senior Loans than on higher rated fixed income securities.

                              Anti-Takeover Provisions Risk.  The Fund's
                              Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

INVESTMENT ADVISER..........  Pioneer Investment Management, Inc. is the Fund's
                              investment adviser. The Adviser has engaged
                              Highland Capital Management, L.P. to act as investment subadviser to the Fund to manage the Fund's portfolio. The Subadviser is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objectives and principal investment strategies. The Subadviser makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities.

                              The Adviser or its predecessors have been managing investment companies since 1928. The Adviser is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), one of the leading banking groups in Italy. As of October 31, 2004, assets under management by the Adviser and its affiliates were approximately $159 billion worldwide, including over $36 billion in assets under management by the Adviser. The Adviser supervises the Subadviser's investment on behalf of the Fund, supervises the Fund's compliance program and provides for the general management of the business affairs of the Fund.

                              The Fund pays the Adviser a fee for its investment advisory services equal on an annual basis to .70% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. The fee is accrued daily and payable monthly. Because the Adviser's fee is based upon managed assets, the Adviser may have an incentive to leverage the Fund, including through the issuance of preferred shares.

                              The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlements), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), or any other nonrecurring or non-operating expenses) to .95% of the Fund's average daily managed assets. The Adviser and the Subadviser (and not the Fund) have agreed to provide certain additional compensation to the underwriters. See "Underwriting."

                              Highland Capital Management, L.P. serves as the investment subadviser to the Fund. In this capacity, the Subadviser is responsible for the selection and on-going monitoring of the assets in the Fund's investment portfolio. The Subadviser is a Delaware limited partnership founded in 1993. The principal office of the Subadviser is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240. The Subadviser also maintains an office at 245 Park Avenue, 39th Floor, New York, New York 10167. The Subadviser's expertise in managing portfolios of Senior Loans and structured finance assets is particularly suited to the Fund's focus on Senior Loans. As of September 30, 2004, the Subadviser had approximately $10 billion in assets under management.

                              The Adviser, and not the Fund, will pay a portion of the fees it receives from the Fund to the Subadviser in return for the Subadviser's services.

LISTING.....................  The Fund's common shares have been approved for listing on the New York Stock exchange under the trading or "ticker" symbol "PHD," subject to official notice of issuance.

ADMINISTRATOR, CUSTODIAN,
  TRANSFER AGENT, REGISTRAR
  AND DIVIDEND DISBURSING
  AGENT.....................  Pioneer Investment Management, Inc. serves as the
                              Fund's administrator and has appointed Princeton Administrators, L.P. to serve as the Fund's sub-administrator. Brown Brothers Harriman & Co. will serve as the Fund's custodian. Pioneer Investment Management Shareholder Services, Inc. will serve as the Fund's transfer agent, registrar and dividend disbursing agent. Mellon Investor Services LLC ("Mellon") will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.

MARKET PRICE OF COMMON
  SHARES....................  Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of the Fund's investment activities and may be a greater risk to investors expecting to sell their shares in a relatively short period of time following the completion of this offering. The Fund cannot predict whether the common shares will trade at, above or below net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. See "Use of Proceeds." In addition to the net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, portfolio credit quality, liquidity, market supply and demand, dividends paid by the Fund (which are in turn affected by expenses), factors affecting the market for interest rates and credit markets, call protection for portfolio securities and interest rate movements. See "Leverage," "Risk Factors" and "Description of Shares." The Fund's common shares are designed primarily for long-term investors. You should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS...............  The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and realized net capital gains, if any, at least annually. The Fund expects that it will announce its initial dividend within 45 days and commence paying dividends within 60 to 90 days of the date of this prospectus. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund cannot guarantee any particular yield on its common shares, and the yield for any given period is not an indication or representation of future yields on the Fund's common shares. The amount of each monthly distribution will vary depending on a number of factors, including dividends payable on the Fund's preferred shares or other costs of financial leverage. As portfolio and market conditions change, the rate of dividends on the common shares and the Fund's dividend policy could change.

                              You should consult a tax adviser about state, local and foreign taxes on your distributions from the Fund. Dividends from the Fund's net investment income will generally be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits, and any distributions by the Fund of net realized short-term capital gains will be taxable as ordinary income. Since the Fund's income is derived primarily from interest, dividends of the Fund from its net investment income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains.

                              Dividends and capital gain distributions generally are reinvested in additional common shares of the Fund under the Fund's automatic dividend reinvestment plan. However, an investor can choose not to participate in the plan and instead to receive all distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and Distributions," "Automatic Dividend Reinvestment Plan" and "Federal Income Tax Matters."

                            SUMMARY OF FUND EXPENSES

      The following table shows Fund expenses as a percentage of net assets attributable to the common shares. Expenses and fees borne by the Fund are indirectly borne by the holders of common shares. The table assumes the Fund issues preferred shares as a means of employing leverage in an amount equal to 33 1/3% of the Fund's total assets (after their issuance) and issues approximately 25,000,000 common shares. If the Fund issues fewer common shares, then all other things being equal, the Fund's expenses as a percentage of net assets attributable to common shares would increase. Footnote (6) to the table also shows Fund expenses as a percentage of net assets attributable to the common shares but assumes that no preferred shares are issued or outstanding (as will be the case prior to the Fund's expected issuance of preferred shares). If the Fund leverages through borrowing, it would incur interest expenses. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include, but are not limited to, custodial and transfer agency fees, legal and accounting expenses and listing fees.

SHAREHOLDER TRANSACTION EXPENSES
   Sales load (as a percentage of offering price)...........            4.50%
   Estimated offering expenses borne by the Fund
      (as a percentage of offering price)...................             .20%(1)
   Dividend reinvestment plan fees..........................            None(2)
   Preferred shares offering expenses (paid by the Fund)....             .53%(3)

                                                              PERCENTAGE OF NET ASSETS
                                                                  ATTRIBUTABLE TO
                                                                   COMMON SHARES,
                                                               ASSUMING THE ISSUANCE
                                                               OF PREFERRED SHARES(6)
                                                              ------------------------
ANNUAL EXPENSES
   Advisory fee.............................................            1.05%(4)
   Other expenses...........................................             .28%(1)(3)
   Total annual expenses....................................            1.33%(1)(5)(7)

------------
(1) Offering costs borne by the holders of the common shares will result in a reduction of the net assets of the Fund. The offering expenses of this offering are estimated to be approximately $900,000 or $.04 per common share. The Adviser has agreed to pay all, and will not be reimbursed for any, organizational expenses. The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred by the underwriters in connection with the offering. The Adviser has agreed to pay all offering costs (other than sales load, but including the partial reimbursement of underwriters' expenses) that exceed $.04 per common share. Estimated offering costs to be paid by the Fund are not included in the expenses shown in the annual expense table. Other expenses do not reflect the effect of any expense offset arrangements.

(2) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) The Fund currently intends to issue preferred shares and does not currently intend to incur borrowing for leveraging purposes during its first year of operations other than for temporary purposes, such as the settlement of transactions. If the Fund offers preferred shares, costs of that offering, estimated to be 1.1% of the total dollar amount of the Fund's preferred shares offering (including the sales load paid to the underwriters for the preferred shares offering) will be borne immediately by the holders of the common shares and result in a reduction of the net asset value of the common shares. Assuming the Fund issues 25,000,000 common shares and preferred shares in an amount equal to 33 1/3% of the Fund's total assets (after their issuance), these offering costs are estimated to be approximately $2,632,500 or $.105 per common share. These offering costs are not included among the expenses shown in the annual expense table. Neither the offering costs nor the annual expenses include the dividend payments on the preferred shares, which payments will vary with the prevailing level of interest rates. Assuming the Fund issues preferred shares with an aggregate liquidation preference of $250 million and dividends are paid on the preferred shares at an annual rate of 2.5%, then the annual dividend on the preferred shares would be $6,250,000. There can be no assurance that the dividend rate on the preferred shares on an annualized basis will not exceed 2.5% or that the aggregate dollar amount of dividends payable to the holders of preferred shares will not differ significantly from the above amount.

(4) The advisory fee is based upon the Fund's managed assets, which includes the assets attributable to both the common and preferred shareholders. The common shareholders bear all of the advisory fee. Consequently, when the Fund is leveraged, the advisory fee stated as a percentage of net assets attributable to common shareholders is higher than when the Fund is not leveraged. See footnote (6).

(5) Assuming that the Fund issues preferred shares with an aggregate liquidation preference equal to 33 1/3% of the Fund's total assets (after their issuance), the expense limitation discussed in footnote (7) is estimated to be equivalent to an expense limitation of 1.425% of average daily net assets attributable to common shares. The Fund's net annual expenses as a percentage of net assets attributable to common shares are estimated to be 1.33% of average daily net assets whether or not the underwriters' overallotment option is exercised. The issuance of preferred shares will increase the advisory fee and may create conflicts of interest between the Adviser and the Fund. See "Leverage."

(6) The table presented below in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to the common shares but, unlike the table above, assumes that no preferred shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of preferred shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                          PERCENTAGE OF NET ASSETS
                                                              ATTRIBUTABLE TO
                                                               COMMON SHARES,
                                                             ASSUMING PREFERRED
                                                          SHARES ARE NOT ISSUED OR
                                                                OUTSTANDING
                                                          ------------------------
ANNUAL EXPENSES
  Advisory fee..........................................             .70%(4)
  Other expenses........................................             .13%
  Total annual expenses.................................             .83%(7)

(7) The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to .95% of the Fund's average daily managed assets. This is a contractual limit and may not be terminated by the Adviser for three years. There can be no assurance that it will be continued after that time. The dividend on any preferred shares is not an expense. The expense limitation is based on the Fund's managed assets and not the Fund's net assets attributable to common shares. If the Fund employs leverage and increases its managed assets, the expense limitation expressed in terms of net assets attributable to common shares will increase. If the Fund issues additional common shares, such as the result of the underwriters' exercise of the overallotment option, the amount of leverage that the Fund may employ correspondingly increases.

      The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in the common shares. As of the date of this prospectus, the Fund has not commenced operations. The amounts set forth in the tables are based on estimates for the current fiscal year, assuming no exercise of the overallotment option granted to the underwriters.

EXAMPLE

      As required by the relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45.00, estimated organizational and offering expenses of this offering of $1.80 and the estimated offering costs of issuing preferred shares of $5.30, assuming the Fund issues preferred shares representing 33 1/3% of the Fund's total assets after their issuance, which are reflected in year one of the table) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.33% of net assets attributable to common shares and (2) a 5% annual return*:

                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
Total expenses incurred...............................   $65        $92       $122        $205

------------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

      Pioneer Floating Rate Trust is a newly organized, non-diversified, closed-end management investment company. The Fund was organized under the laws of the State of Delaware on October 6, 2004, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 60 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 742-7825.

                                USE OF PROCEEDS

      The net proceeds of this offering will be approximately $          (or
approximately $          assuming the underwriters exercise the overallotment
option in full) after payment of the estimated offering costs and the deduction of the sales load. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and principal investment strategies as stated below. However, investments that, in the judgment of the Subadviser, are appropriate investments for the Fund may not be immediately available. Therefore, there will be an initial investment period of up to three months following the completion of its common shares offering before the Fund is required to be invested in accordance with its principal investment strategies. During such period, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objectives and Principal Investment Strategies."

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to provide its common shareholders with a high level of current income. As a secondary investment objective, the Fund seeks preservation of capital to the extent consistent with its primary investment objective. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES

      Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in senior floating rate loans ("Senior Loans"). Senior Loans are made to corporations, partnerships and other business entities that operate in various industries and geographical regions, including non-U.S. Borrowers. Senior Loans pay interest at rates that are redetermined periodically on the basis of a floating base lending rate plus a premium. The Fund also may invest in other floating and variable rate senior instruments, including second lien loans, and high yield, high risk corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.

      The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but are determined by the Subadviser to be of equivalent credit quality. Non-investment grade securities, commonly referred to as "junk bonds," are obligations that are rated below investment grade by the national rating agencies that cover the obligation (i.e., Ba and below by Moody's or BB and below by S&P), or if unrated, are determined to be of comparable quality by the Subadviser. Investment in securities of below investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Because Senior Loans are senior in a borrower's capital structure and often are secured by specific collateral, the Subadviser believes, based on its experience, that Senior Loans generally have more favorable loss recovery rates compared to most other types of below investment grade obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Senior Loans will achieve any specific loan recovery rate.

      The Subadviser's investment philosophy is based on the belief that fundamental research and a disciplined asset acquisition/disposition process will produce superior long-term results. The Subadviser's investment process combines an economic and industry overlay with a disciplined securities selection process. The Subadviser's economic and industry overlay utilizes a variety of macro and economic variables to identify broad market sectors that the Subadviser believes have positive fundamentals. Within these broad sectors, the Subadviser targets specific industries that appear to have, in the Subadviser's view, the most promising prospects under current market conditions. Within a targeted industry, the Subadviser engages in a disciplined securities selection process. In this process, the Subadviser conducts an extensive analysis of issuers within the targeted industry to identify issuers that appear to have the most favorable prospects for improving financial condition. The Subadviser also reviews the terms of the agreements documenting the Senior Loans to seek to identify those Senior Loans that have the most favorable risk and return characteristics. Based on this analysis, the Subadviser constructs and actively manages a portfolio of Senior Loans. The Subadviser's goal is to achieve the highest potential level of current income with the lowest potential volatility over long periods of time.

      Duration Management. Interest rates on Senior Loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is LIBOR, the Federal Reserve federal funds rate, the Prime Rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Subadviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.

      The Subadviser expects that the average effective duration of the Fund's portfolio of Senior Loans will normally be between zero and 1.5 years, reflecting the Fund's focus on floating rate instruments. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The market price of a fixed-income security with a duration of six years would be expected to increase or decline twice as much as the market price of a security with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because the interest rate on Senior Loans held by the Fund will reset at short-term intervals, the duration of Senior Loans will be shorter than a fixed income security with a comparable term to maturity. The Subadviser can manage the duration of the portfolio by selecting Senior Loans with different interest rate reset periods and final maturity dates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a fixed-income security's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund's portfolio, the Subadviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

      Loans in which the Fund invests typically have interest rates that reset at least quarterly and may reset as frequently as daily. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. Longer interest rate reset periods generally will increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of a loan. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease.

      During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because the assets in which the Fund primarily invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans. Because the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

      To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

      Credit Management. The Subadviser's staff monitors the credit quality and price of Senior Loans and other securities held by the Fund, as well as other securities that are available to the Fund. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade or are unrated but are determined by the Subadviser to be of equivalent credit quality. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio nor a minimum portion of its portfolio that must be rated investment grade. Although the Subadviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on ratings assigned by rating services. In evaluating the attractiveness of a particular Senior Loan or other security, whether rated or unrated, the Subadviser generally gives equal weight to the security's yield and the issuer's creditworthiness and will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the availability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

OTHER INVESTMENTS

      Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

                               PORTFOLIO CONTENTS

SECURITIES RATINGS

      Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.

      The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Subadviser will use the highest rating in applying its investment policies.

SENIOR LOANS

      Senior Loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

      The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The Fund also may purchase obligations issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code. While not a primary focus of the Fund, the Fund does not have a policy limiting such investments to a specific percentage of the Fund's assets.

      The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies under the Code. The Fund may be required to sell securities to obtain cash needed for income distributions.

      Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

      Many loans in which the Fund will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of Senior Loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Subadviser will consider, and may rely in part, on analyses performed by others. The Subadviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of Senior Loans in the Fund may be rated below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody's or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information. Because Senior Loans are senior in a borrower's capital structure and are often secured by specific collateral, the Subadviser believes that Senior Loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that the Fund's actual loss recovery experience will be consistent with the Subadviser's prior experience or that the Fund's Senior Loans will achieve any specific loss recovery rates.

      The Fund may hold securities that are unrated or in the lowest ratings categories (rated C by Moody's or D by S&P). Debt securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. In order to enforce its rights with defaulted securities, the Fund may be required to retain legal counsel and/or a financial adviser. The Fund may have to pursue legal remedies, the results of which are uncertain and expensive. This may increase operating expenses and adversely affect net asset value. The credit quality of most securities held by the Fund reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest or principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of such securities more volatile and could limit the ability to sell securities at favorable prices. In the absence of a liquid trading market for securities held by it, the Fund may have difficulties determining the fair market value of such securities. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Fund's objectives depends more on the Subadviser's judgment and analytical abilities than would be the case if invested primarily in securities in the higher ratings categories.

      No active trading market may exist for many Senior Loans, and some Senior Loans may be subject to restrictions on resale. The Fund is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid Senior Loan, and cause a material decline in the Fund's net asset value.

      The Fund may invest up to 10% of total assets in obligations of non-U.S. issuers, predominantly in developed countries, but the Fund may also invest in securities of emerging market issuers. The value of obligations of non-U.S. issuers is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States.

      Use of Agents. Senior Loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for on-going administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

      Credit agreements may provide for the termination of the agent's status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in net asset value.

      Form of Investment. The Fund's investments in Senior Loans may take one of several forms, including acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to the syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Subadviser to be creditworthy.

      Original Lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a Senior Loan, or releasing collateral securing a Senior Loan, among others, frequently require the unanimous vote or consent of all lenders affected.

      Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

      Participations. The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

      With a participation, the Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through set-off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. The Fund will consider a purchase of participations only in those situations where the Subadviser considers the participating lender to be creditworthy.

      In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objectives and policies.

      Investing in Senior Loans involves investment risk. Some borrowers default on their Senior Loan payments. The Fund attempts to manage this credit risk through portfolio diversification and ongoing analysis and monitoring of borrowers. The Fund also is subject to market, liquidity, interest rate and other risks. See "Risk Factors."

OTHER FIXED INCOME SECURITIES

      The Fund also may purchase unsecured loans, other floating rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and below investment grade fixed income debt obligations and money market instruments, such as commercial paper. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by S&P or are unrated but determined by the Subadviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

      The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable in-kind (PIK bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for federal income tax purposes and is required to distribute its net income each year in order to qualify for the favorable federal income tax treatment potentially available to regulated investment companies. The Fund may be required to sell securities to obtain cash needed for income distributions.

SECOND LIEN LOANS AND DEBT OBLIGATIONS

      The Fund may invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like Senior Loans, typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

COLLATERALIZED LOAN OBLIGATIONS AND BOND OBLIGATIONS

      The Fund may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or "SPV"). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

      A collateralized loan obligation ("CLO") is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

      The Fund may also invest in collateralized bond obligations ("CBOs"), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.

CREDIT DEFAULT SWAP

      The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Subadviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk Factors -- Leverage Risk" and "Leverage" in this prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

SENIOR LOAN BASED DERIVATIVES

      The Fund may obtain exposure to Senior Loans and baskets of Senior Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Subadviser reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Senior Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference securities are Senior Loans. While investing in SAMIs will increase the universe of floating rate debt securities to which the Fund is exposed, such investments entail risks that are not typically associated with investments in other floating rate debt securities. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities subject to such transactions. The potential loss on derivative instruments may be substantially greater than the initial investment therein.

CREDIT-LINKED NOTES

      The Fund may invest in credit-linked notes ("CLNs") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

COMMON STOCKS

      The Fund may acquire an interest in common stocks upon the default of a Senior Loan secured by such common stock. The Fund may also acquire warrants or other rights to purchase a borrower's common stock in connection with the making of a Senior Loan. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the

Fund generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

PREFERRED SECURITIES

      The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

      Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

      Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

      Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock's dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

CONVERTIBLE SECURITIES

      The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

OTHER DEBT SECURITIES

      The Fund may invest in other debt securities. Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

MONEY MARKET INSTRUMENTS

      Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

U.S. GOVERNMENT SECURITIES

      U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

OTHER INVESTMENT COMPANIES

      The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company. However, the Adviser has obtained an exemptive order from the Securities and Exchange Commission that permits the Fund to invest cash balances in money market funds managed by the Adviser.

      The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.

EXCHANGE TRADED FUNDS

      Subject to the limitations on investment in other investment companies, the Fund may invest in exchange traded funds ("ETFs"). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

ZERO COUPON SECURITIES

      The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

STRATEGIC TRANSACTIONS

      In addition to the credit default swaps and Senior Loan bond derivatives discussed above the Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Subadviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. While the Fund reserves the ability to use these strategic transactions, the Subadviser does not anticipate that strategic transactions other than credit default swaps and Senior Loan bond derivatives will initially be a significant part of the Fund's investment approach. With changes in the market or the Subadviser's strategy, it is possible that these instruments may be a more significant part of the Fund's investment approach in the future.

      The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of Senior Loans or other securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

      Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Subadviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

      A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Subadviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

LENDING OF PORTFOLIO SECURITIES

      The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Subadviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

      As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms.

PORTFOLIO TURNOVER

      It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                    LEVERAGE

      The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets immediately after such issuance; however, in the future, the Fund may increase or decrease from time to time based on the degree of leverage used by the Fund. The Fund is also authorized to borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as the settlement of transactions. The Fund generally will not issue preferred shares or borrow unless the Adviser expects that the Fund will achieve a greater total return as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and management services will be higher than if the Fund did not borrow because the Adviser's fees are calculated based on the Fund's total managed assets, including the proceeds of the issuance of preferred shares or any outstanding borrowings. To the extent that leveraging the Fund increases the portion of the Fund's expenses that may be paid by the Fund under the Adviser's expense limitation, the Adviser may have an incentive to incur leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Trustees will monitor this potential conflict. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares.

      The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing costs will be lower than the total return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating. The fees and expenses attributed to leverage will be disproportionately borne by the holders of common shares, who will bear all offering expenses and any increase in the management fees pertaining to leverage. However, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the return on the underlying assets and costs of leverage narrow, the incremental "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net assets attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

      Leverage creates risks that may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of the net asset value and market price of and distributions on and dividends on the Fund's common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      - increased operating costs, which are borne entirely by the Fund's common shareholders and which may reduce the total return on the Fund's common shares; and

      - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Subject to review by the Board of Trustees, the Adviser may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

      The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations that may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objectives and principal investment strategies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Adviser otherwise views as favorable.

      Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (that is, the liquidation value may not exceed 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (that is, such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets less the Fund's liabilities and indebtedness not attributable to financial leverage). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      Whether and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

      Assuming the Fund issues preferred shares with a liquidation preference equal to approximately 33 1/3% of the Fund's total assets and an annual dividend rate of 2.03% of such liquidation preference, the Fund would need to achieve an annual return (net of expenses) on its total assets of .68% to cover such dividend payments on the preferred shares.

      The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to

33 1/3% of the Fund's total capital, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive or greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses).....  (10.00)%  (5.00)%    .00%   5.00%   10.00%
Corresponding Common Share Return..............  (15.96)%  (8.49)%  (1.02)%  6.46%   13.93%

      Until the Fund issues preferred shares or borrows, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and principal investment strategies.

                                  RISK FACTORS

GENERAL

      The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. Because the Fund invests predominantly in Senior Loans, an investment in the Fund's common shares may be speculative in that it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.

NO OPERATING HISTORY

      The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history or history of public trading.

MARKET DISCOUNT RISK

      Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after completion of the initial public offering, will be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Following the offering, the net asset value of the Fund will be reduced by the sales load and the amount of offering expenses paid by the Fund.

NON-DIVERSIFIED STATUS RISK

      The Fund is classified as "non-diversified" under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to diversify its investments to the extent necessary to qualify, and maintain its status, as a regulated investment company under U.S. federal income tax laws. See "Federal Income Tax Matters."

INTEREST RATE RISK

      The Fund's net asset value will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. The Fund will primarily invest in floating rate obligations, including Senior Loans, the rate on which periodically adjusts with changes in interest rates.

      Until the interest rates on the floating rate obligations in the Fund's portfolio reset, the Fund's income also would likely be affected adversely when prevailing short term interest rates increase and the Fund is using leverage.

      To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a Senior Loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

REINVESTMENT RISK

      Income from the Fund's portfolio will decline if the Fund invests the proceeds on repayment or sale of Senior Loans or other obligations into lower yielding instruments or Senior Loans with a lower spread over the base lending rate. A decline in income could affect the common shares' distribution rate and their overall return.

SENIOR LOANS RISK

      The risks associated with Senior Loans are similar to the risks of junk bonds, although Senior Loans are typically senior and secured in contrast to below investment grade securities, commonly referred to as "junk bonds," which are often subordinated and unsecured.

      The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

      Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rate may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

      Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

CREDIT RISK AND JUNK BOND RISK

      Credit risk is the risk that an issuer of Senior Loans and other debt obligations will become unable to meet its obligation to make interest and principal payments.

      The Fund may invest all or a substantial portion of its assets in securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Subadviser to be of comparable credit quality. Investment in securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

      - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

      -   greater risk of loss due to default or declining credit quality;

      - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

      - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

      Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2005, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield issuers is likely to increase. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

      The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

      Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities (other than Senior Loans) because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

ISSUER RISK

      The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

INFLATION RISK

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders.

CONVERTIBLE SECURITIES RISK

      Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

      There are special risks associated with the Fund's investments in preferred securities:

      - Limited Voting Rights. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

      - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities after a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

      - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

      - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

      - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

FOREIGN SECURITIES RISK

      The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

      - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

      - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Subadviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

      - Currency exchange rates or controls may adversely affect the value of the Fund's investments.

      - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

      -   Withholdings and other non-U.S. taxes may decrease the Fund's return.

      There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

      Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

CURRENCY RISK

      A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

SOVEREIGN DEBT RISK

      An investment in debt obligations of non-U.S. governments and their political subdivisions ("sovereign debt") involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

      A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

LIQUIDITY RISK

      Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for some of the Senior Loans in which the Fund will invest. Where a secondary market exists, such market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans that are illiquid may be more difficult to value or may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets and thus may cause a decline in the Fund's net asset value. The Fund has no limitation on the amount of its assets that may be invested in securities which are not readily marketable or are subject to restrictions on resale. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Most Senior Loans are valued by an independent pricing service that uses market quotations of investors and traders in Senior Loans. In other cases, Senior Loans are valued at their fair value in accordance with procedures approved by the Board of Trustees.

DERIVATIVES RISK

      Strategic Transactions, such as the use of derivatives, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Subadviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. Although the Subadviser does not anticipate that Strategic Transactions will represent a significant component of the Fund's investment strategy, the Fund does not have a policy limiting the portion of the Fund's assets that may be subject to such transactions or invested in such instruments.

      There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Subadviser's ability to predict correctly changes in interest rate relationships or other factors.

      Under an interest rate swap or cap agreement (whether entered into in connection with any preferred shares or other forms of leverage or for portfolio management purposes), the payment obligations, if any, of the Fund and the counterparty are netted against each other, resulting in a net payment due either from the Fund or the counterparty. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the Fund's overall performance. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's performance. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Fund loses its expected rating on the preferred shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce the Fund's net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the Fund's net earnings in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and any termination payments potentially owed by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund's preferred shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the Fund's performance.

LEVERAGE RISK

      The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets immediately after such issuance; however, in the future, the Fund may increase or decrease from time to time based on the degree of leverage used by the Fund. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

      - the likelihood of greater volatility of net asset value and market price of and distributions on the Fund's common shares;

      - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

      - increased operating costs, which are borne entirely by the Fund's common shares and which may reduce the total return on the Fund's common shares; and

      - the potential for a decline in the value of an investment acquired with leverage, while the Fund's obligations as a result of such leverage remain fixed.

      To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceed the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund's assets decline in value, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants than may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations, which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

RISKS OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES

      Although the Fund's common and preferred shares both represent an interest in the same underlying pool of assets, the interests of the holders of common shares and any preferred shares will differ. The preferred shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. The preferred shares will be entitled to that dividend rate, and no more, regardless of the income of the Fund. The holders of the common shares will bear all of the expenses of the Fund, including the offering costs of the preferred shares. In order to obtain a favorable rate or rating on the preferred shares, the Fund is expected to agree to certain limitations on its investments and activities, including the requirement to maintain certain coverage ratios of the liquidation preference on the preferred shares to a discounted value of the Fund's assets, diversification requirements and limitations on the use of certain investment instruments. These limitations are intended to protect the interests of the holders of the preferred shares and not the holders of the common shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the preferred shares at par before any dividend or other payment is made to the holders of the common shares. In addition, the Fund will not be able to pay dividends on the common shares at any time when a dividend payment on the preferred shares is past due or the Fund is obligated to redeem preferred shares but has not yet set aside assets for such purpose. The holders of the preferred shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the preferred shares and such default has continued for a period of two or more years. The holders of preferred shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the common shareholders from controlling the Fund as to such matters even though the common shares represent a majority of the economic interests in the Fund.

REGULATORY RISK

      To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. In addition, such legislation could depress the market value of Senior Loans.

MARKET DISRUPTION RISK

      The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and Senior Loans tend to be more volatile than higher rated fixed income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of junk bonds and Senior Loans than on higher rated fixed income securities.

ANTI-TAKEOVER PROVISIONS RISK

      The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, super-majority voting requirements for certain transactions with affiliates, open-ending the Fund and a merger, liquidation, asset sale or similar transaction.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations and other affiliations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the U.S. registered investment portfolios for which the Adviser serves as investment adviser.

INVESTMENT ADVISER AND SUBADVISER

      The Fund has contracted with the Adviser to act as its investment adviser. The Adviser is an indirect subsidiary of UniCredito. The Adviser is part of the global asset management group providing investment management and financial services to mutual funds and other clients. As of October 31, 2004, assets under management by the Adviser and its affiliates were approximately $159 billion worldwide, including over $36 billion in assets under management by the Adviser. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries, including the Adviser. The address of the Adviser is 60 State Street, Boston, Massachusetts 02109. The Adviser has engaged Highland Capital Management, L.P. to act as the Fund's investment subadviser to manage the Fund's assets. The Subadviser is a limited partnership 100% owned by its employees. The

Subadviser has one general partner, Strand Advisors, Inc. Strand Advisors, Inc. is a Delaware corporation. As of September 30, 2004, the Subadviser had approximately $10 billion in assets under management. The address of the Subadviser is 13455 Noel Road, Suite 1300, Dallas, Texas 75240. The Adviser supervises the Subadviser's investments on behalf of the Fund, supervises the Fund's compliance program and provides for the general management of the business affairs of the Fund.

      In its capacity as subadviser to the Fund, the Subadviser is responsible for the selection and on-going monitoring of the assets in the Fund's investment portfolio. The Subadviser provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objectives and principal investment strategies, subject to the supervision of the Adviser and Fund's Board of Trustees. The Subadviser, under the supervision of the Adviser, is responsible for the day-to-day management of the Fund's portfolio. Except as otherwise provided under "Subadvisory Agreement" below, the Adviser also maintains books and records with respect to the Fund's securities transactions, and reports to the Board of Trustees on the Fund's investments and performance. The Subadviser's expertise in managing portfolios of Senior Loans and structured finance assets is particularly suited to the Fund's focus on Senior Loans. The Subadviser has experience in managing portfolios of syndicated loans, high yield bonds and distressed investments.

ADVISORY AGREEMENT

      Under the terms of the advisory agreement (the "Advisory Agreement"), the Fund will pay to the Adviser monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to .70% of the Fund's average daily managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to financial leverage that may be outstanding) minus the sum of the accrued liabilities (other than liabilities representing financial leverage). The liquidation preference on any preferred shares is not a liability. Because the fee paid to the Adviser is determined on the basis of the Fund's managed assets, the Adviser's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The Board of Trustees intends to monitor the spread between the dividend yield on any preferred shares and the total return on the Fund's portfolio. If in the future that spread narrows materially, the Board of Trustees intends to evaluate whether employing preferred shares as a means of leverage remains in the best interest of the holders of the common shares. The Fund's average daily managed assets are determined for the purpose of calculating the management fee by taking the average of all of the daily determinations of total assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

      Under the terms of the Advisory Agreement, the Adviser pays all of the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits;
(b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Board of Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of the Adviser or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, the Adviser or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of the Adviser) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions or other fees chargeable to the Fund in connection with securities transactions to which the Fund is a party or the origination of any Senior Loan in which the Fund invests.

      The Adviser has agreed for the first three years of the Fund's investment operations to limit the Fund's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to ..95% of the Fund's average daily managed assets. The dividend on any preferred shares is not an expense.

SUBADVISORY AGREEMENT

      Under the terms of the subadvisory agreement (the "Subadvisory Agreement") between the Adviser and the Subadviser, the Subadviser will, among other things,
(a) regularly provide the Fund with investment research, advice and supervision and furnish continuously an investment program for the Fund; (b) subject to the supervision of the Adviser, manage the investment and reinvestment of the Fund's assets; (c) comply with the provisions of the Fund's Agreement and Declaration of Trust and By-Laws, the 1940 Act, the Investment Advisers Act of 1940, as amended and the investment objectives, policies and restrictions of the Fund;
(d) not take any action to cause the Fund to fail to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company; (e) comply with any policies, guidelines, procedures and instructions as the Adviser may from time to time establish; (f) be responsible for voting proxies and acting on other corporate actions if instructed to do so by the Board of Trustees or the Adviser; (g) maintain separate books and detailed records of all matters pertaining to the portion of the Fund's assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the Subadvisory Agreement with respect to the Fund; and (h) furnish reports to the Trustees and the Adviser.

      Under the terms of the Subadvisory Agreement, for its services the Subadviser is entitled to a subadvisory fee from the Adviser at an annual rate of .35% the Fund's average daily managed assets. The fee will be paid monthly in arrears. The Fund does not pay a fee to the Subadviser.

ADMINISTRATION AGREEMENT

      The Fund will enter into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Fund. The Adviser has appointed Princeton Administrators, L.P. as the sub-administrator to the Fund to perform certain of the Adviser's administration and accounts obligations to the Fund. Under the administration agreement, the

Fund will pay the Adviser a monthly fee equal to .07% of the Fund's average daily managed assets up to $500 million and .03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying the fees of Princeton Administrators, L.P. Princeton Administrators, L.P. is affiliated with Merrill, Lynch & Co., one of the underwriters of the Fund's offering of common shares.

      Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services.

PORTFOLIO MANAGER

      Day-to-day management of the Fund's portfolio is the responsibility of Mark Okada and Joe Dougherty.

      Mark Okada -- Mr. Okada has over 19 years of experience in the leveraged finance market. He is responsible for overseeing the Subadviser's investment activities for its various funds. Formerly, Mr. Okada served as Manager of Fixed Income for a subsidiary of Protective Life Insurance Company ("Protective") that managed Protective's portfolio supporting its guaranteed investment contracts from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990 he served as Vice-President, managing over $1 billion of high yield bank loans, for Hibernia National Bank. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui. Mr. Okada is a Chartered Financial Analyst.

      Joe Dougherty -- Mr. Dougherty is a Senior Portfolio Manager at the Subadviser. Mr. Dougherty heads the Subadviser's retail funds effort and serves as Senior Vice President of the Subadviser's two NYSE-listed bond funds, which invest in both investment grade and high yield debt. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to their day-to-day administration. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for the Subadviser from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty also helped follow companies within the chemical, retail, supermarket and restaurant sectors. Prior to joining the Subadviser, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte and Touche, LLP from 1992 to 1994. He received a BS in Accounting from Villanova University and an MBA from Southern Methodist University. Mr. Dougherty is a Chartered Financial Analyst and a Certified Public Accountant.

                          DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common shares. It is expected that the Fund will commence paying dividends to holders of common shares within approximately 90 days of the date of this prospectus. Dividends and distributions may be payable in the manner determined by the Trustees, including cash or common shares with the option to receive cash in lieu of the shares. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. In order to maintain a stable dividend rate on the common shares, the Fund may also make distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate, to common shareholders. For federal income tax purposes, in order to obtain the favorable tax treatment afforded to a regulated investment company, the Fund is required, and intends, to distribute all or substantially all of its net investment income for each year. All or substantially all net realized capital gains, if any, also will be distributed to the Fund's shareholders at least annually.

      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

      While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for favorable tax treatment as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "Federal Income Tax Matters."

      See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

      The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund's common shares.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's automatic dividend reinvestment plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Mellon, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. In the event a dividend or capital gains distribution is declared in shares with the option to take cash and the shares are trading at a "market discount," as described below, the Plan provides that its distribution will be taken in cash and reinvested in accordance with the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

      Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the newly issued shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participant in open-market purchases. Prior to the time common shares commence trading on the New York Stock Exchange, participants in the Plan will receive any dividends in newly issued shares.

      In the event of a market discount on the payment date for any dividend or distribution, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis, or in no event more than 30 days after the dividend payment date (last purchase date), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Dividend reinvestment is confirmed quarterly. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

      The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Federal Income Tax Matters."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's common shares is higher than the net asset value per share, participants in the Plan will receive common shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value per share, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at 85 Challenger Road, Ridgefield, New Jersey 07600.

                           CLOSED-END FUND STRUCTURE

      The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

      Shares of closed-end funds frequently trade at a discount to their net asset value per share. Common shares of closed-end investment companies like the Fund have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods have traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

      The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all outstanding preferred shares (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's common shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Based upon attempts by other closed-end funds to reduce the discount, the Board of Trustees does not believe that tender offers or a repurchase of the Fund's shares would have a long-term effect on the discount. Consequently, if the Board were to authorize the Fund to repurchase, it is likely to do so only on terms that would increase the Fund's net asset value per common share. Even if the common shares are trading at a discount, there can be no assurance that the Board of Trustees will authorize any repurchase offer, tender offer or other action which might have the effect of reducing the discount.

                           FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

      The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax at the shareholder level.

      Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

      Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, assuming the Fund has sufficient current or accumulated earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

      Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

      Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.

      If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

      Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

      The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                                NET ASSET VALUE

      The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

      The Fund uses an independent pricing service to value most Senior Loans at their market value. If market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value, the Fund may value Senior Loans at fair value pursuant to procedures adopted by the Board of Trustees. A Senior Loan that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Fund may, with the approval of the Board of Trustees, implement new fair value pricing methodologies of Senior Loans in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for Senior Loans. In determining the fair value of a Senior Loan, the Fund will consider relevant factors, data, and information, such as: (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

      With respect to other securities, the Fund generally values securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations of assets other than Senior Loans are not available or are considered by the Fund to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Board of Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Fund determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating their fair value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest. This is a method, approved by the Board of Trustees, of determining such repurchase agreement's fair value.

                             DESCRIPTION OF SHARES

      The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. After the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and, pursuant to such classification or reclassification, to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Fund's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The Fund is also authorized to issue other securities, including debt securities.

COMMON SHARES

      Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

      In the event that the Fund issues preferred shares, and so long as any shares of the Fund's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

      The Fund will send unaudited semi-annual reports and audited annual financial statements to all of its shareholders.

      The Adviser provided the initial capital for the Fund by purchasing common shares of the Fund. As of the date of this prospectus, the Adviser owned 100% of the outstanding common shares of the Fund. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED SHARES

      The Fund may use leverage through the issuance of preferred shares. The Fund currently anticipates issuing preferred shares with an aggregate liquidation preference representing approximately 33 1/3% of the Fund's total assets immediately after such issuance; however, in the future, the Fund may increase or decrease from time to time based on the degree of leverage used by the Fund. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

      The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

      The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

      The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

      The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

             CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF
                               TRUST AND BY-LAWS

      The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

      A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

      The Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

      - a merger or consolidation or statutory share exchange of the Fund with any other corporations;

      - a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      -   a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's preferred shares then entitled to be voted, voting as a separate class.

      Conversion of the Fund to an open-end investment company would require an amendment to the Fund's Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange.

      Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the leverage and the purchase of illiquid securities.

      The Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

      - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

      - the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan;

      - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

      - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

      The Declaration of Trust and By-Laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws (except for any By-Law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares. The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure of the date of the meeting, as specified in the By-Laws. Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                                  UNDERWRITING

      Subject to the terms and conditions stated in the purchase agreement dated
          , 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                NUMBER OF
                                                              COMMON SHARES
                        UNDERWRITER                           -------------
                        -----------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
UBS Securities LLC..........................................
A.G. Edwards & Sons, Inc. ..................................
Advest, Inc. ...............................................
Robert W. Baird & Co. Incorporated..........................
Ferris, Baker Watts, Incorporated...........................
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................
KeyBanc Capital Markets, a division of McDonald Investments
  Inc. .....................................................
Morgan Keegan & Company, Inc. ..............................
Oppenheimer & Co. Inc. .....................................
RBC Capital Markets Corporation.............................
Ryan Beck & Co., Inc. ......................................
Stifel, Nicolaus & Company, Incorporated....................
SunTrust Capital Markets, Inc. .............................
Wedbush Morgan Securities Inc. .............................
Wells Fargo Securities, LLC.................................
                                                              -------------
             Total..........................................
                                                              =============

      The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund, the Adviser and the Subadviser have jointly agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

      The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.90 per share is equal to 4.50% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before
          , 2004.

      The following table shows the public offering price, sales load, estimated offering expenses and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                           WITHOUT           WITH
                                                        OVERALLOTMENT    OVERALLOTMENT
                                           PER SHARE       OPTION           OPTION
                                           ---------    -------------    -------------
Public offering price....................   $20.00          $                $
Sales load...............................     $.90          $                $
Estimated offering expenses..............   $19.10          $                $
Proceeds, after expenses, to the Fund....   $19.06          $                $

      The expenses of the offering are estimated to be approximately $     or
$     per share. The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. The Adviser has agreed to pay all of the Fund's organizational expenses and to pay the amount by which the aggregate offering expenses (other than the sales load, but including the reimbursement of expenses described above) exceed $.04 per share.

OVERALLOTMENT OPTION

      The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

      Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

      If the underwriters create a short position in the Fund's common shares in connection with the offering, that is, if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

      Neither the Fund nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

      The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's automatic dividend reinvestment plan.

      The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

      The common shares will be sold to ensure that New York Stock Exchange distribution standards (that is, round lots, public shares and aggregate market value) will be met.

ADDITIONAL COMPENSATION TO CERTAIN UNDERWRITERS

      The Adviser and the Subadviser have also agreed to pay from their own assets additional compensation to Merrill Lynch. This additional compensation will be payable quarterly at the aggregate annual rate of .15% of the Fund's average weekly assets and will continue, with respect to the Adviser, for the term of the Advisory Agreement or other advisory agreement between the Adviser and the Fund, and with respect to the Subadviser, for the term of the Subadvisory Agreement. Merrill Lynch has agreed to, among other things, provide as requested by the Adviser certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis, to provide as requested by the Adviser relevant information, studies or reports regarding the Fund and the closed-end investment company industry and advice as to strategies for addressing any discount of the market value of the Fund's shares to its net asset value. The total amount of these additional payments to Merrill
Lynch for these services will not exceed   % ($     ) of the total price to the
public of the common shares sold in this offering.

      The Adviser and the Subadviser have also agreed to pay from their own assets additional compensation to UBS Securities LLC. This additional compensation will be payable quarterly at the aggregate annual rate of .15% of the Fund's average weekly assets attributable to common shares sold by UBS Securities LLC in this offering, such fees will continue, with respect to the Adviser, for the term of the Advisory Agreement or other advisory agreement between the Adviser and the Fund, and with respect to the Subadviser, for the term of the Subadvisory Agreement. UBS Securities LLC has agreed to, among other things, provide as requested by the Adviser certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide as requested by the Adviser relevant information, studies or reports regarding the Fund and the closed-end investment company industry and advice as to strategies for addressing any discount of the market value of the Fund's shares to its net asset value. The total amount of these additional payments to UBS Securities LLC for these services will not exceed
     % ($     )of the total price to the public of the common shares sold in this offering.

      One or more of the underwriters of the common shares may also act as an underwriter of the Fund's preferred shares, and as a broker-dealer in connection with auctions of the preferred shares. The Adviser has retained an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide certain sub-administrative services to the Fund on its behalf.

      The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

      The sum total of all compensation to underwriters in connection with this public offering of common shares, including sales load and all forms of compensation to or reimbursement of underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering. Once this 9.0% limit is reached, all payments of additional compensation by the Adviser and Subadviser to Merrill Lynch and UBS Securities LLC will cease.

      In connection with this offering, certain of the underwriters or dealers may distribute prospectuses electronically.

            ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, REGISTRAR AND
                           DIVIDEND DISBURSING AGENT

      Pioneer Investment Management, Inc. will serve as the Fund's administrator. Pioneer Investment Management, Inc. has appointed Princeton Administrators, L.P. as a sub-administrator to the Fund. Princeton Administrators, L.P., is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters of this offering. The Fund's securities and cash are held under a custodian agreement with Brown Brothers Harriman & Co. Pioneer Investment Management Shareholder Services, Inc. is the Fund's transfer agent, registrar and dividend disbursing agent for the Fund's shares. Mellon Investor Services LLC will serve as the sub-transfer agent, sub-registrar and sub-dividend disbursing agent.

                           VALIDITY OF COMMON SHARES

      Certain legal matters in connection with the shares offered hereby have been passed upon for the Fund by Wilmer Cutler Pickering Hale and Dorr LLP, Boston, Massachusetts. Certain matters have been passed upon for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely on the opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to certain matters of Delaware Law.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Use of Proceeds.............................................    2
Investment Objectives and Policies..........................    2
Investment Restrictions.....................................   20
Management of the Fund......................................   21
Portfolio Transactions......................................   35
Repurchase of Common Shares.................................   36
Federal Income Tax Matters..................................   37
Performance-Related, Comparative and Other Information......   42
Independent Registered Public Accounting Firm...............   43
Additional Information......................................   43
Financial Statements and Report of Independent Registered
  Public Accounting Firm....................................   44
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      Until           (25 days after the date of this prospectus), all dealers
that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.

                                             SHARES

                                 (PIONEER LOGO)
                          PIONEER FLOATING RATE TRUST

                                 COMMON SHARES
                                $20.00 PER SHARE
                                ----------------
                                   PROSPECTUS
                                ----------------

                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                                  A.G. EDWARDS
                                  ADVEST, INC.
                             ROBERT W. BAIRD & CO.
                              FERRIS, BAKER WATTS
                                  INCORPORATED

                       J.J.B. HILLIARD, W.L. LYONS, INC.
                            KEYBANC CAPITAL MARKETS
                         MORGAN KEEGAN & COMPANY, INC.
                               OPPENHEIMER & CO.
                              RBC CAPITAL MARKETS
                             RYAN BECK & CO., INC.
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                           SUNTRUST ROBINSON HUMPHREY
                         WEDBUSH MORGAN SECURITIES INC.
                          WELLS FARGO SECURITIES, LLC
                                          , 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   16477-00-1104

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                              SUBJECT TO COMPLETION
                            DATED DECEMBER 21, 2004


                           PIONEER FLOATING RATE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pioneer Floating Rate Trust (the "Fund") is a newly organized, non-diversified, closed-end management investment company. This statement of additional information relating to the common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated , 2004 (the "prospectus"). This statement of additional information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-225-6292. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).


                                TABLE OF CONTENTS


USE OF PROCEEDS...........................................................            2
INVESTMENT OBJECTIVES AND POLICIES........................................            2
INVESTMENT RESTRICTIONS...................................................           20
MANAGEMENT OF THE FUND....................................................           22
PORTFOLIO TRANSACTIONS....................................................           35
REPURCHASE OF COMMON SHARES...............................................           36
FEDERAL INCOME TAX MATTERS................................................           37
PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION....................           42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................           43
ADDITIONAL INFORMATION....................................................           43
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.........................................           44
APPENDIX A--DESCRIPTION OF RATINGS........................................          A-1
APPENDIX B--PROXY VOTING POLICIES AND PROCEDURES..........................          B-1


    This statement of additional information is dated    , 2004.

                                 USE OF PROCEEDS


The net proceeds will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed three months from the closing of this offering. Pending such investment, the net proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open-end and closed-end investment companies that invest in equity and fixed-income securities.


                       INVESTMENT OBJECTIVES AND POLICIES

The prospectus presents the investment objectives and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

PRIMARY INVESTMENTS


As a fundamental policy, under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowing for investment purposes) in senior floating rate loans ("Senior Loans"). Senior Loans are made to corporations, partnerships and other business entities that operate in various industries and geographical regions, including non-U.S. borrowers. Senior Loans pay interest at rates that are redetermined periodically on the basis of a floating base lending rate plus a premium. The Fund also may invest in other floating and variable rate instruments and loans, including second lien loans, high yield, high risk corporate bonds, investment grade fixed-income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, securities that make "in-kind" interest payments, bonds not paying current income, bonds that do not make regular interest payments and money market instruments. The Fund may invest in Senior Loans and other securities of any credit quality, including Senior Loans and other investments that are rated below investment grade, or are unrated but are determined by the investment subadviser to be of equivalent credit quality, commonly referred to as "junk bonds." The Fund may invest all or a portion of its assets in securities of issuer that are in default or that are in bankruptcy. The Fund does not have a policy of maintaining a specific average credit quality of its portfolio or a minimum portion of its portfolio that must be rated investment grade. The Fund may invest up to 10% of its total assets in Senior Loans and other securities of non-U.S. issuers, including emerging market issuers, and may engage in certain hedging transactions.


SENIOR LOANS

STRUCTURE OF SENIOR LOANS. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans to corporations and secondarily institutionally traded senior floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund also may invest in "Participations." Participations by the Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.


RANKING IN CAPITAL STRUCTURE; LOAN COLLATERAL. Senior Loans typically have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with the Borrower's other senior securities. The capital structure of a Borrower may include Senior Loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the Borrower's assets. Although Senior Loans typically have the most senior position in a Borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Although a Senior Loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a Senior Loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the Senior Loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the Senior Loan issued by the holding company.


In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating Senior Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could result in a loss to the Fund negatively affecting the Fund's performance.

CERTAIN FEES PAID TO THE FUND. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration, i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of the Participation to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.


OBLIGATIONS TO MAKE ADDITIONAL LOANS. A Loan Investor may have certain obligations pursuant to loan agreements documenting Senior Loans, which may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. The Fund will not purchase interests in Senior Loans that would require the Fund to make additional loans if these additional loan commitments in the aggregate would cause the Fund to fail to meet its federal tax diversification requirements.


ADMINISTRATION OF LOANS. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

PREPAYMENTS. Senior Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from a portion of free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the

Fund's performance because the Fund typically is able to reinvest prepayments in other Senior Loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

OTHER INFORMATION REGARDING SENIOR LOANS. From time to time, Highland Capital Management, L.P., the Fund's subadviser ("Highland"), and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund. Neither Highland nor its affiliates will be an obligor of any Senior Loan or obligation underlying a participation in which the Fund may invest.

The Fund may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements, there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Senior Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount that left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Senior Loan.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a Senior Loan. The Fund may also acquire equity securities or debt securities (including non-dollar-denominated debt securities) issued in exchange for a Senior Loan, issued in connection with the debt restructuring or reorganization of a Borrower, if such acquisition, in the judgment of Highland, may enhance the value of a Senior Loan or if such acquisition would otherwise be consistent with the Fund's investment policies.

INTEREST RATES; PORTFOLIO MATURITY AND DURATION. Interest rates on Senior Loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the Prime Rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The Fund's subadviser believes that changes in short-term

LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy Borrowers, although it may not be the bank's lowest available rate.


Highland expects that the average effective duration of the Fund's portfolio of Senior Loans will normally be between zero and 1.5 years, reflecting the Fund's focus on floating rate instruments. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The market price of a fixed-income security with a duration of six years would be expected to increase or decline twice as much as the market price of a security with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Because the interest on Senior Loans held by the Fund will reset at short-term intervals, the duration of Senior Loans will be shorter than a fixed income security with a comparable term to maturity. Highland can manage the duration of the portfolio by selecting Senior Loans with different interest rates, reset periods and final maturity dates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a fixed-income security's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund's portfolio, Highland will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.


Loans in which the Fund invests typically have interest rates that reset at least quarterly and may reset as frequently as daily. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. Longer interest rate reset periods generally will increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans. Because the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's net asset value could be adversely affected. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

DEBTOR-IN-POSSESSION FINANCING. The Fund may invest in debtor-in-possession financings (commonly called "DIP financings"). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings are senior liens on unencumbered security (i.e., security not subject to other creditors claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the Bankruptcy Code. In such event, the Fund's only recourse will be against the property securing the DIP financing.

REGULATORY CHANGES. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

CREDIT QUALITY. Many Senior Loans in which the Fund may invest are of below investment grade credit quality. Accordingly, these Senior Loans are subject to similar or identical risks and other characteristics described below in relation to non-investment grade securities.

OTHER PERMISSIBLE PORTFOLIO INVESTMENTS

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss. Repurchase agreements which mature in more than seven days will be treated as illiquid. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.


FIXED-INCOME SECURITIES. In addition to corporate debt securities, which include corporate bonds, debentures and notes, fixed-income securities also include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.


Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value. Floating or variable rate obligations may be acquired as short-term investments pending longer term investment of funds.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

HIGH YIELD SECURITIES

Investments in below investment grade debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of non-investment grade bonds may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. Highland seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which non-investment debt securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the common shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market. When secondary markets for non-investment grade debt securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Highland's research and analysis when investing in non-investment grade debt securities. Highland seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service ("Moody's") is set forth in Appendix A to this statement of additional information. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating non-investment grade debt securities can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of non-investment grade debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Highland does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Highland downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Highland may consider such factors as Highland's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of non-investment grade bonds may be more complex than for issuers of high quality debt securities.

ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. To the extent the Fund invests in such instruments, they will not contribute to the Fund's primary goal of current income. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, deferred interest bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, deferred interest bonds and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, deferred interest bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

HYBRID INSTRUMENTS

The Fund may invest in "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

SECOND LIEN LOANS AND DEBT OBLIGATIONS

The Fund may invest in loans and other debt securities that have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Such "second lien" loans and securities, like Senior Loans, typically have adjustable floating rate interest payments. Accordingly, the risks associated with "second lien" loans are higher than the risk of loans with first priority over the collateral. In the event of default on a "second lien" loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible, that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund.

COLLATERALIZED LOAN OBLIGATIONS AND BOND OBLIGATIONS

The Fund may invest in certain asset-backed securities that are secured by certain financial assets. A financing company (generally called a Special Purpose Vehicle or "SPV") issues commercial paper or other short-term instruments to finance the purchase of the financial assets. These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.


A collateralized loan obligation ("CLO") is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically Senior Loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.


The Fund may also invest in collateralized bond obligations ("CBOs"), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be "market value" (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality. The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over, if any, after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs is especially sensitive to the rate of defaults in the collateral pool. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.


DEBT SECURITIES SELECTION

In selecting fixed income securities for the Fund, Highland gives primary consideration to the Fund's investment objective, the attractiveness of the market for debt securities given Highland's outlook for the equity markets and the Fund's liquidity requirements. Once Highland determines to allocate a portion of the Fund's assets to debt securities, Highland generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the Fund is investing in such instruments for income or capital gains. Highland selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Highland will consider if any action is appropriate in light of the Fund's investment objectives and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility. Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Highland will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

FOREIGN INVESTMENTS

The Fund may invest in securities of non-U.S. issuers. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

WARRANTS AND STOCK PURCHASE RIGHTS

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. See " -- Asset Segregation."

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INDEXED SECURITIES

The Fund may invest in securities that fluctuate in value with an index. Such securities generally will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities. The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices, securities prices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in reference prices. Because indexed securities derive their value from another instrument, security or index, they are considered derivative debt securities, and are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

SHORT SALES AGAINST THE BOX

The Fund may sell securities short "against the box." A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

ASSET SEGREGATION


The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian, the administrator or Highland will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.


INTEREST RATE TRANSACTIONS

INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.


The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Highland to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by Highland to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors -- Leverage" and "Leverage" in the prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

To hedge against changes in interest rates or securities prices or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of Highland, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Highland will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.


A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES. The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or Highland. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Highland's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

SECURITIES LENDING


As described in the prospectus, the Fund may lend a portion of its of portfolio Senior Loans or other securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by Highland to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.


The lending of Senior Loans and other securities may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever Highland considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

SHORT-TERM TRADING

Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what Highland believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed income securities or changes in the investment objectives of investors.

TEMPORARY INVESTMENTS

The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

PORTFOLIO TURNOVER

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the Fund and its shareholders.

                             INVESTMENT RESTRICTIONS

The following are the Fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Statements in italics are not part of the restriction.

The Fund may not:

(1) Issue senior securities, other than as permitted by the 1940 Act. Senior securities that the Fund may issue in accordance with the 1940 Act include preferred shares, borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, other than as permitted by the 1940 Act. See "Leverage in the prospectus for a discussion of the extent that the Fund may borrow in accordance with the 1940 Act.

(3) Invest in real estate, except the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate, and the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument.


(4) Make loans, except that the Fund may (i) make loans or lend portfolio securities in accordance with the Fund's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.


(5) Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

(6) Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

(7) Invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(8) Amend its policy to invest at least 80% of its assets in Senior Loans.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

The Fund has not adopted a fundamental policy prohibiting or limiting the Fund's use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the prospectus under "Investment Objectives and Principal Investment Strategies" and this statement of additional information under "Investment Objectives and Policies."

Under one provision of the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the Fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risk Factors," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the Fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

The Fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and such Trustees are referred to as "Interested Trustees." Trustees who are not interested persons of the Fund are referred to as "Independent Trustees." Each of the Trustees serves as a trustee of each of the 72 U.S. registered investment portfolios for which Pioneer Investment Management, Inc., the fund's investment adviser, serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

                                   POSITIONS             TERM OF OFFICE
       NAME, AGE AND               HELD WITH             AND LENGTH OF          PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
          ADDRESS                  THE FUND                 SERVICE                   PAST FIVE YEARS           HELD BY THIS TRUSTEE
----------------------------  -------------------   ------------------------  -------------------------------  ---------------------
INTERESTED TRUSTEES:

John F. Cogan, Jr. (78)*      Chairman of the       Since November 2004.      Deputy Chairman and a             Director of Harbor
                              Board, Trustee and    Term expires in 2007.     Director of Pioneer Global        Global Company, Ltd.
                              President                                       Asset Management S.p.A.
                                                                              ("PGAM"); Non-Executive
                                                                              Chairman and a Director of
                                                                              Pioneer Investment Management
                                                                              USA Inc. ("PIM-USA"); Chairman
                                                                              and a Director of Pioneer;
                                                                              Director of Pioneer Alternative
                                                                              Investment Management Limited
                                                                              (Dublin); President and a
                                                                              Director of Pioneer Alternative
                                                                              Investment Management (Bermuda)
                                                                              Limited and affiliated funds;
                                                                              President and Director of
                                                                              Pioneer Funds Distributor,
                                                                              Inc.; President of all of the
                                                                              Pioneer Funds; and Of Counsel
                                                                              (since 2000, partner prior to
                                                                              2000), Wilmer Cutler Pickering
                                                                              Hale and Dorr LLP (counsel to
                                                                              PIM-USA and the Pioneer Funds)

Osbert M. Hood*               Trustee and           Since October 2004. Term  President and Chief Executive     None
(52)                          Executive Vice        expires in 2005.          Officer, PIM-USA since May,
                              President                                       2003 (Director since January,
                                                                              2001); President and Director
                                                                              of Pioneer since May, 2003;
                                                                              Chairman and Director of
                                                                              Pioneer Investment Management
                                                                              Shareholder Services, Inc.
                                                                              ("PIMSS") since May, 2003;
                                                                              Executive Vice President of all
                                                                              of the Pioneer Funds since June
                                                                              3, 2003; Executive Vice
                                                                              President and Chief Operating
                                                                              Officer of PIMUSA, November
                                                                              2000 - May 2003; Executive Vice
                                                                              President, Chief Financial
                                                                              Officer and Treasurer, John
                                                                              Hancock Advisers, LLC, Boston,
                                                                              MA, November 1999 - November
                                                                              2000; Senior Vice President and
                                                                              Chief Financial Officer, John
                                                                              Hancock Advisers, LLC, April
                                                                              1997 - November 1999

INDEPENDENT TRUSTEES:

                                   POSITIONS             TERM OF OFFICE
       NAME, AGE AND               HELD WITH             AND LENGTH OF          PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
          ADDRESS                  THE FUND                 SERVICE                   PAST FIVE YEARS           HELD BY THIS TRUSTEE
----------------------------  -------------------   ------------------------  -------------------------------  ---------------------
Mary K. Bush (56)             Trustee               Since November 2004.      President, Bush International     Director of Brady
3509 Woodbine Street;                               Term expires in 2006.     (international financial          Corporation
Chevy Chase, MD 20815                                                          advisory firm)                   (industrial
                                                                                                                identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer),
                                                                                                                Millennium
                                                                                                                Chemicals, Inc.
                                                                                                                (commodity
                                                                                                                chemicals), Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation, and
                                                                                                                R.J. Reynolds
                                                                                                                Tobacco Holdings,
                                                                                                                Inc. (tobacco)

Richard H. Egdahl, M.D. (77)  Trustee               Since November 2004.        Alexander Graham Bell           None
Boston University                                   Term expires in 2007.       Professor of Health Care
Healthcare Entrepreneurship                                                     Entrepreneurship, Boston
Program, 53 Bay State Road,                                                     University; Professor of
Boston, MA 02215                                                                Management, Boston University
                                                                                School of Management;
                                                                                Professor of Public Health,
                                                                                Boston University School of
                                                                                Public Health; Professor of
                                                                                Surgery, Boston University
                                                                                School of Medicine; and
                                                                                University Professor, Boston
                                                                                University

Margaret B.W. Graham (57)     Trustee               Since November 2004.        Founding Director, The          None
1001 Sherbrooke Street                              Term expires in 2005.       Winthrop Group, Inc.
West, Montreal, Quebec,                                                         (consulting firm);
Canada                                                                          Professor of Management,
                                                                                Faculty of Management,
                                                                                McGill University

Marguerite A. Piret (56)      Trustee               Since November 2004.        President and Chief Executive   Director, New
One Boston Place, 26th                              Term expires in 2006.       Officer, Newbury, Piret &       America High Income
Floor, Boston, MA 02108                                                         (investment Company, Inc.       Fund, Inc.
                                                                                banking firm)                   (closed-end
                                                                                                                investment company)

Stephen K. West (76)          Trustee               Since November 2004.        Senior Counsel, Sullivan &      Director, The Swiss
125 Broad Street, New York,                         Term expires in 2007.       Cromwell (law firm)             Helvetia Fund, Inc.
NY 10004                                                                                                        (closed-end
                                                                                                                investment company)
                                                                                                                and AMVESCAP PLC
                                                                                                                (investment
                                                                                                                managers)

John Winthrop (68)            Trustee               Since November 2004.        President, John Winthrop &      None
One North Adgers Wharf,                             Term expires in 2005.       Co., Inc. (private investment
                                                                                firm)

                                   POSITIONS             TERM OF OFFICE
       NAME, AGE AND               HELD WITH             AND LENGTH OF          PRINCIPAL OCCUPATION DURING     OTHER DIRECTORSHIPS
          ADDRESS                  THE FUND                 SERVICE                   PAST FIVE YEARS           HELD BY THIS TRUSTEE
----------------------------  -------------------   ------------------------  -------------------------------  ---------------------
Charleston, SC 29401                                                            firm)

FUND OFFICERS:

Dorothy E. Bourassa (56)      Secretary             Since October 2004.         Secretary of PIM-USA; Senior    None
                                                    Serves at the discretion    Vice President-Legal of
                                                    of board                    Pioneer; and Secretary/Clerk
                                                                                of most of PIM-USA's
                                                                                subsidiaries since October
                                                                                2000; Secretary of all of the
                                                                                Pioneer Funds since September
                                                                                2003 (Assistant Secretary
                                                                                from November 2000 to
                                                                                September 2003); and Senior
                                                                                Counsel, Assistant Vice
                                                                                President and Director of
                                                                                Compliance of PIM-USA from
                                                                                April 1998 through October
                                                                                2000

Christopher J. Kelley (39)    Assistant Secretary   Since October 2004.         Assistant Vice President and    None
                                                    Serves at the discretion    Senior Counsel of Pioneer
                                                    of board                    since July 2002; Vice
                                                                                President and Senior Counsel
                                                                                of BISYS Fund Services, Inc.
                                                                                (April 2001 to June 2002);
                                                                                Senior Vice President and
                                                                                Deputy General Counsel of
                                                                                Funds Distributor, Inc. (July
                                                                                2000 to April 2001; Vice
                                                                                President and Associate
                                                                                General Counsel from July
                                                                                1996 to July 2000); Assistant
                                                                                Secretary of all of the
                                                                                Pioneer Funds since September
                                                                                2003

David C. Phelan (47)          Assistant Secretary   Since October 2004.         Partner, Wilmer Cutler          None
                                                    Serves at the discretion    Pickering Hale and Dorr LLP;
                                                    of board                    Assistant Secretary of all of
                                                                                the Pioneer Funds since
                                                                                September 2003

Vincent Nave (59)             Treasurer             Since October 2004.         Vice President-Fund             None
                                                    Serves at the discretion    Accounting, Administration
                                                    of board                    and Custody Services of
                                                                                Pioneer (Manager from
                                                                                September 1996 to February
                                                                                1999); and Treasurer of all
                                                                                of the Pioneer Funds
                                                                                (Assistant Treasurer from
                                                                                June 1999 to November 2000)

FUND OFFICERS:

Mark E. Bradley (45)          Assistant Treasurer   Since November 2004.        Deputy Treasurer of Pioneer     None
                                                    Serves at the discretion    since 2004; Treasurer and
                                                    of the board                Senior Vice President, CDC
                                                                                IXIS Asset Management
                                                                                Services from 2002 to 2003;
                                                                                Assistant Treasurer and Vice
                                                                                President, MFS Investment
                                                                                Management from 1997 to 2002;
                                                                                and Assistant Treasurer of
                                                                                all of the Pioneer Funds
                                                                                since November 2004

Luis I. Presutti (39)         Assistant Treasurer   Since October 2004.         Assistant Vice President-Fund   None
                                                    Serves at the discretion    Accounting, Administration
                                                    of board                    and Custody Services of
                                                                                Pioneer (Fund Accounting
                                                                                Manager from 1994 to 1999);
                                                                                and Assistant Treasurer of
                                                                                all of the Pioneer Funds
                                                                                since November 2000

Gary Sullivan (46)            Assistant Treasurer   Since October 2004.         Fund Accounting Manager -       None
                                                    Serves at the discretion    Fund Accounting,
                                                    of board                    Administration and Custody
                                                                                Services of Pioneer; and
                                                                                Assistant Treasurer of all of
                                                                                the Pioneer Funds since May
                                                                                2002

Katharine Kim Sullivan (30)   Assistant Treasurer   Since October 2004.         Fund Administration             None
                                                    Serves at the discretion    Manager-Fund Accounting,
                                                    of board                    Administration and Custody
                                                                                Services since June 2003;
                                                                                Assistant Vice
                                                                                President-Mutual Fund
                                                                                Operations of State Street
                                                                                Corporation from June 2002 to
                                                                                June 2003 (formerly Deutsche
                                                                                Bank Asset Management);
                                                                                Pioneer Fund Accounting,
                                                                                Administration and Custody
                                                                                Services (Fund Accounting
                                                                                Manager from August 1999 to
                                                                                May 2002, Fund Accounting
                                                                                Services Supervisor from 1997
                                                                                to July 1999); Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since September
                                                                                2003

FUND OFFICERS:

Martin J. Wolin (37)          Chief Compliance      Since October 2004.         Chief Compliance Officer of     None
                              Officer               Serves at the discretion    Pioneer (Director of
                                                    of the Board                Compliance and Senior Counsel
                                                                                from November 2000 to
                                                                                September 2004); Vice
                                                                                President and Associate
                                                                                General Counsel of UAM Fund
                                                                                Services, Inc. (mutual fund
                                                                                administration company) from
                                                                                February 1998 to November
                                                                                2000; and Chief Compliance
                                                                                Officer of all of the Pioneer
                                                                                Funds.

* Mr. Cogan and Mr. Hood are Interested Trustees because each is an officer or director of Pioneer and certain of its affiliates.

The outstanding capital stock of Pioneer is indirectly majority owned by UniCredito Italiano S.p.A. ("UniCredito"), one of the largest banking groups in Italy.

The Fund's Board of Trustees consists of eight members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Ms. Graham, Mr. Hood and Mr. Winthrop at the first annual meeting following this public offering, the terms of Ms. Bush and Ms. Piret expire at the second annual meeting, and the terms of Mr. Cogan, Dr. Egdahl and Mr. West expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

BOARD COMMITTEES

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

AUDIT COMMITTEE

Marguerite A. Piret (Chair), Margaret B.W. Graham and John Winthrop

INDEPENDENT TRUSTEES COMMITTEE

Mary K. Bush, Richard H. Egdahl, Margaret B.W. Graham (Chair), Marguerite A. Piret, Stephen K. West and John Winthrop

NOMINATING COMMITTEE

Mary K. Bush, Richard H. Egdahl (Chair) and Marguerite A. Piret

VALUATION COMMITTEE

Marguerite A. Piret (Chair), Stephen K. West and John Winthrop

POLICY ADMINISTRATION COMMITTEE

Mary K. Bush (Chair), Richard H. Egdahl and Margaret B.W. Graham

The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

- act as a liaison between the Fund's independent public accounting firm and the full Board of Trustees of the Fund;

- discuss with the Fund's independent public accounting firm and its judgments about the quality of the Fund's accounting principles and underlying estimates as applied in the Fund's financial reporting;

- together with the Independent Trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including investment advisory agreements, underwriting contracts, administration agreements, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time; and

- ensure that the independent public accounting firm submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Fund or Pioneer; actively to engage in a dialogue with the independent public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent public accounting firm; and to recommend that the Trustees take appropriate action in response to the independent public accounting firm's report to satisfy itself of the independent public accounting firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the Fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the Fund's administration policies and procedures.

The Independent Trustees Committee reviews the Fund's investment advisory agreement and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The Fund's Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

The Fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the Fund, compensate their trustees as follows:

- If the Pioneer Fund has assets greater than $250 million, the Pioneer Fund pays each Independent Trustee an annual base fee calculated on the basis of the Pioneer Fund's net assets.

- If the Pioneer Fund has assets less than $250 million, the Pioneer Fund pays each Independent Trustee an annual fee of $1,000.

- If the Pioneer Fund has assets greater than $50 million, the Pioneer Fund pays each Interested Trustee an annual fee of $500, and if the Pioneer Fund has assets less than $50 million, the Pioneer Fund pays each Interested Trustee and annual fee of $200 (Pioneer reimburses the Fund for these fees).

- Each Pioneer Fund with assets greater than $250 million pays each Independent Trustee who serves on a board committee an annual committee fee based the Pioneer Fund's net assets (with additional compensation for chairpersons of such committees).

The following table sets forth certain information with respect to the compensation paid to each Trustee by the Fund and the Pioneer Funds as a group. Compensation from the Fund is for the current calendar year and is estimated. Total compensation from the Pioneer Funds as a group is for the calendar year ended December 31, 2003.

                                                                                                                     TOTAL
                                                                       PENSION OR                                 COMPENSATION
                                                   AGGREGATE       RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM THE FUND
                                                  COMPENSATION     ACCRUED AS PART OF        BENEFIT UPON          AND OTHER
NAME OF TRUSTEE                                    FROM FUND*         FUND EXPENSES           RETIREMENT        PIONEER FUNDS**
INTERESTED TRUSTEES:
John F. Cogan, Jr. ***                             $   500.00             $0.00                 $0.00              $ 19,200.00
Osbert M. Hood *** +                               $   500.00             $0.00                 $0.00              $ 11,520.00
INDEPENDENT TRUSTEES:
Mary K. Bush                                       $ 3,167.00             $0.00                 $0.00              $104,000.00
Richard H. Egdahl, M.D.                            $ 3,167.00             $0.00                 $0.00              $ 99,750.00
Margaret B.W. Graham                               $ 3,167.00             $0.00                 $0.00              $104,000.00
Marguerite A. Piret                                $ 3,167.00             $0.00                 $0.00              $113,562.50
Stephen K. West                                    $ 3,167.00             $0.00                 $0.00              $ 99,750.00
John Winthrop                                      $ 3,167.00             $0.00                 $0.00              $ 99,750.00
                                                   ==========             =====                 =====              ===========
                                                   $20,002.00             $0.00                 $0.00              $651,532.50

*     Estimated for the fiscal year ending November 30, 2005.

** For the calendar year ended December 31, 2003. There are 65 U.S. registered investment portfolios in the Pioneer Family of Funds.

*** Under the investment advisory agreement, Pioneer reimburses the Fund for any Trustee fees paid by the Fund.

+ Mr. Hood became a trustee of the other Pioneer Funds during the calendar year 2003.

OWNERSHIP OF SHARES OF THE FUND AND OTHER PIONEER FUNDS

The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Pioneer Funds in the aggregate. The value of shares of the Fund and any other closed-end fund are determined based on closing market price on December 31, 2003. The value of shares of any Pioneer Fund that is an open-end investment company is determined on the basis of the net asset value of the class of shares held as of December 31, 2003. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Pioneer Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                    DOLLAR RANGE OF EQUITY            SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF TRUSTEE                                     SECURITIES IN THE FUND                COMPANIES IN THE PIONEER FUNDS
INTERESTED TRUSTEES:
John F. Cogan, Jr.                                          none                                    Over $100,000
Osbert M. Hood                                              none                                    Over $100,000
INDEPENDENT TRUSTEES:
Mary K. Bush                                                none                                   $10,001-$50,000
Richard H. Egdahl, M.D.                                     none                                   $50,001-$100,000
Margaret B.W. Graham                                        none                                   $10,001-$50,000
Marguerite A. Piret                                         none                                   $50,001-$100,000
Stephen K. West                                             none                                    Over $100,000
John Winthrop                                               none                                    Over $100,000

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES. For purposes of the statements below:

- the immediate family members of any person includes their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

- an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito is an entity that is in a control relationship with Pioneer.

- a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser, or for which PFD or any of its affiliates act as principal underwriter. For example, the Fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2003, none of the Independent Trustees, nor any of their immediate family members, beneficially own any securities issued by Pioneer, UniCredito or any other entity in a control relationship to Pioneer.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito or any other entity in a control relationship to Pioneer.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediately family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

-     the Fund

-     an officer of the Fund

-     a related fund

-     an officer of any related fund

-     Pioneer

-     an officer of Pioneer

-     an entity in a control relationship to Pioneer

-     an officer of any such entity in a control relationship to Pioneer

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) [the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the other Pioneer Funds was approximately $53,000 and $125,603 in 2002 and 2003, respectively.

During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors of a company on which an officer of any of the following entities also serves as a director:

-     Pioneer

-     UniCredito

-     any other entity in a control relationship with Pioneer

None of the Fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2002 and 2003, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-     the Fund

-     any related fund

-     Pioneer

-     any affiliated person of the Fund or Pioneer

-     UniCredito

-     any other entity in a control relationship to the Fund or Pioneer

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT.


The 1940 Act requires that a fund's investment advisory and subadvisory agreements be approved annually by both the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the Fund's investment advisory agreement and subadvisory agreement are fair and reasonable and that the contracts are in the Fund's best interest. The Independent Trustees believe that the investment advisory agreement and subadvisory agreement will enable the Fund to enjoy high quality investment advisory and subadvisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the Fund and any officers of Pioneer, Highland, or their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.


In evaluating the investment advisory agreement and subadvisory agreement, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, its affiliates and their personnel, operations and financial condition, and materials furnished by Highland, including information regarding Highland, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of both firms the Fund's proposed operations and their respective abilities to provide advisory and other services to the Fund. The Independent Trustees also reviewed:

- the experience of Highland in managing other portfolios with significant investments in Senior Loans and the performance of such portfolios;;

- the experience of the investment advisory and other personnel who would be providing services to the Fund and the historical quality of the services provided by Pioneer and Highland;

- the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PIMSS, and the fees Pioneer would pay to Highland;

- the Fund's projected total operating expenses, and Pioneer's agreement to limit the Fund's expenses for three years;

- the fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

-     the expected profitability to Pioneer of managing the Fund.


The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Pioneer, UniCredito and Highland, as well as the qualifications of their personnel; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to or lower than the fees and expense ratios of similar investment companies, particularly other closed-end investment companies which are expected to be leveraged that invest in dividend-paying equity securities and municipal securities; and (3) the performance of other funds advised by Pioneer and Highland that invest a significant portion of their assets in senior loans. The Independent Trustees deemed each of these factors to be relevant to their consideration of the Fund's investment advisory agreement and subadvisory agreement.


CODE OF ETHICS

The Fund and Pioneer have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is applicable to officers, directors/trustees and designated employees of Pioneer and Pioneer Investment Management Limited ("PIML"). The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the Fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

INVESTMENT ADVISER AND SUBADVISER

The Fund has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, majority owned subsidiary of UniCredito. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer. Certain Trustees or officers of the Fund are also directors and/or officers of certain of UniCredito's subsidiaries. Pioneer has entered into an agreement with its affiliate, PIML, pursuant to which PIML provides certain services and personnel to Pioneer.


Pioneer has engaged Highland Capital Management, L.P. (as defined above "Highland") to act as the Fund's subadviser. Highland is a limited partnership 100% owned by its employees. Highland has one general partner, Strand Advisors, Inc. Strand Advisors, Inc. is a Delaware corporation. As of September 30, 2004, Highland had approximately $10 billion in assets under management.


As the Fund's investment adviser, Pioneer oversees the Fund's operations and supervises Highland, which is responsible for the day-to-day management of the Fund's portfolio (see "Investment Subadviser" below). Except as otherwise provided under "Investment Subadviser" below, Pioneer also maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance. The Highland's expertise in managing portfolios of Senior Loans and structured finance assets is particularly suited to the Fund's focus on Senior Loans. Highland has strong expertise in syndicated loans, high yield bonds and distressed investments.


In its capacity as subadviser to the Fund, Highland is responsible for the selection and on-going monitoring of assets in the Fund's investment portfolio and foreign currency hedging. Highland provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objectives and policies, subject to the supervision of the Adviser and the Fund's Trustees. Highland determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance.



Highland is a defendant in an action entitled Richard Haskell, et al v. Goldman Sachs & Co., Mellon Bank, N.A., Highland Capital Management, L.P., Genesis Health Ventures, Inc. ("Genesis"), and George V. Hager, which was commenced on January 27, 2004. The action was brought in the Supreme Court of the State of New York, New York County, but has been moved to the U.S. Bankruptcy Court in Wilmington, Delaware. The case was brought by certain junior creditors of Genesis alleging fraud, conspiracy to commit fraud, and gross negligence with respect to the defendants' actions as senior creditors in connection with Genesis's Chapter 11 bankruptcy proceeding. The plaintiffs are seeking damages in excess of $200 million. A motion to dismiss filed by the defendants is currently pending.


Under the investment advisory agreement, Pioneer is not liable to the Fund except by willful malfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations. In providing its services to the Fund, Pioneer may draw upon the research and investment management expertise of Pioneer's affiliate, PIML.


The Fund will enter into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Fund. The Adviser has appointed Princeton Administrators, L.P. as the sub-administrator to the Fund to perform certain of the Adviser's administration and accounts obligations to the Fund. Under the administration agreement, the Fund will pay the Adviser a monthly fee equal to .07% of the Fund's average daily managed assets up to $500 million and .03% for average daily managed assets in excess of $500 million. The Adviser, and not the Fund, is responsible for paying the fees of Princeton Administrators, L.P. Princeton

Administrators, L.P. is affiliated with Merrill, Lynch & Co., one of the underwriters of the Fund's offering of common shares.

Pursuant to a separate agreement, the Fund may compensate the Adviser for providing certain legal and accounting services.

PIMSS has entered into a transfer agency agreement with the Fund pursuant to which PIMSS provides certain transfer agency services to the Fund. Under the transfer agency agreement, the Fund will reimburse PIMSS for its cost of providing such services to the Fund. PIMSS has retained Mellon Investor Services, LLC ("Mellon") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the Fund. The Fund will pay PIMSS a fee for such services. The transfer agency agreement may be terminated by the Fund or PIMSS (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

DIRECT REGISTRATION OF FUND SHARES. Through Mellon, the Fund has made its common shares eligible for inclusion in the direct registration system ("DRS") administered by The Depository Trust Company ("DTC"), wherein Mellon will process transfers of common shares utilizing DTC's Profile Modification System.

COMPENSATION AND EXPENSES

Under the investment advisory agreement, the Fund will pay to Pioneer monthly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.70% of the Fund's average daily managed assets. Because the fees paid to Pioneer are determined on the basis of the Fund's managed assets, Pioneer's interest in determining whether to leverage the Fund may differ from the interests of the Fund. The advisory fee payable by the Fund to Pioneer is higher than the fees paid by most U.S. investment companies.

The Fund's average daily managed assets are determined for the purpose of calculating the advisory fee by taking the average of all the daily determinations of total assets during a given calendar month. The fee is payable for each calendar month as soon as practicable after the end of that month.


Under the terms of its investment advisory agreement with the Fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, expenses in connection with any preferred shares, organizational and offering expenses, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with or interested persons of Pioneer or the Fund (other than as Trustees); (j) the cost of preparing and printing share certificates; (k) interest on borrowed money, if any; (l) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange; and (m) any other expense that the Fund, Pioneer or any other agent of the Fund may incur (I) as a result of a change in the law or regulations, (II) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (III) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Trustees who are not affiliates of Pioneer) as being an appropriate expense of the Fund. In addition, the Fund will pay all brokers' and underwriting commissions or other fees chargeable to the Fund in connection with securities transactions to which the Fund is a party or the origination of any Senior Loan in which the Fund invests.

INVESTMENT SUBADVISER. As described in the prospectus, Highland serves as the Fund's investment subadviser. Highland will, among other things, regularly provide the Fund with investment research, advice and supervision, and furnish continuously an investment program for the Fund and, subject to the supervision of Pioneer, manage the investment and reinvestment of the Fund's assets. Highland, a Delaware limited partnership, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Highland was established in 1993 and had, as of September 30, 2004, approximately $10 billion in assets under management. Highland's principal place of business is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240.



Pioneer and Highland have entered into a subadvisory contract, dated as of December 22, 2004, pursuant to which Highland has agreed, among other things, to:


      - comply with the provisions of the Fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the Fund;


      - not take any action to cause the Fund to fail to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;


      - comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;


      - be responsible for voting proxies and acting on other corporate actions if authorized to do so by the Board of Trustees or by Pioneer;



      - maintain separate books and detailed records of all matters pertaining to the portion of the Fund's assets advised by Highland required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided under the subadvisory agreement with respect to the Fund;



      - require that its Access Persons comply in all respects with Highland's Code of Ethics, as in effect from time to time; and


      -     furnish reports to the Trustees and Pioneer.


SUBADVISORY FEE. For its services, Highland is entitled to a subadvisory fee from Pioneer at an annual rate of 0.35% of the Fund's average daily managed assets as set forth below. The fee will be paid monthly in arrears. The Fund does not pay a fee to Highland.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the Fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for the Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.




EXPENSE LIMIT. Pioneer has agreed for the first three years of the Fund's investment operations to limit the Fund's total expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Fund is a party (together with any amount in judgment or settlement), indemnification expenses or taxes incurred due to the failure of the Fund to qualify as a regulated investment company under the Code or any other nonrecurring or non-operating expenses) to 0.95% of the Fund's average daily managed assets. The dividend on any preferred shares is not an expense.

DURATION AND TERMINATIONS; NONEXCLUSIVE SERVICES


The economic terms of the investment advisory and subadvisory agreements were approved by the Fund's Board of Trustees at a meeting of the Board of Trustees held on December 2, 2004, including a majority of the Trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the investment advisory agreement be approved by a majority of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees.



The investment advisory and subadvisory agreements were approved by the sole common shareholder of the Fund as of December 8, 2004.


Unless earlier terminated as described below, the investment advisory agreement will remain in effect for two years from the date of its execution and from year to year thereafter if approved annually (i) by a majority of the Independent Trustees of the Fund and (ii) by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The investment advisory agreement may be terminated without penalty on 60 days' written notice by either party thereto or by a vote of a majority of the outstanding voting securities of the Fund and will terminate in the event it is assigned (as defined in the 1940 Act). The services of Pioneer are not deemed to be exclusive, and nothing in the relevant agreement will prevent Pioneer or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

POTENTIAL CONFLICTS OF INTEREST


The Fund is managed by Pioneer and Highland, which also serve as investment adviser to other funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, these other funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.



It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds managed by Pioneer or Highland Funds or a private account managed by Pioneer or Highland seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer of Highland decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although other funds managed by Pioneer or Highland may have the same or similar investment objectives and policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.


                             PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Highland pursuant to authority contained in the Fund's investment subadvisory agreement. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Highland normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Highland considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.



Highland may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by Highland. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if Highland determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Highland maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by Highland are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Highland believes that no exact dollar value can be calculated for such services.



The research received from broker-dealers may be useful to Highland in rendering investment management services to the Fund as well as other investment companies or other accounts managed by Highland, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Highland in carrying out its obligations to the Fund. The receipt of such research has not reduced Highland's normal independent research activities; however, it enables Highland to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


The Pioneer Funds have entered into third-party brokerage and/or expense offset arrangements to reduce the Funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

                           REPURCHASE OF COMMON SHARES


The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. Common shares of closed-end investment companies like the Fund that invest predominantly in Senior Loans have during some periods traded at prices higher than their net asset value (at a "premium") and during other periods traded at prices lower than their net asset value (at a "discount"). This is in part because the market price reflects the dividend yield on the common shares. When the yield on the net asset value per share is higher than yields generally available in the market for comparable securities, the market price will tend to reflect this by trading higher than the net asset value per share to adjust the yield to a comparable market rate. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund and consequent reduction in yield. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount.

At any time when the Fund has outstanding preferred shares, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the
Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.


In addition, a purchase by the Fund of its common shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.


Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this statement of additional information, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of any one such issuer and as to which the Fund must not have held more than 10% of the outstanding voting securities of any one such issuer), and no more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar or related trades or businesses.

The American Jobs Creation Act of 2004 (the "2004 Tax Act"), which the President recently signed into law, provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will be treated as qualifying income for purposes of the 90% income test, and for the purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund has met such distribution requirements but chooses not to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

Commencing within approximately 90 days from the date of the filing of the prospectus, the Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the Fund will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, all dividends generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Since the Fund's income is derived primarily from interest, dividends of the Fund from its investment company taxable income generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable federal long-term capital gain tax rates on qualified dividend income. In addition, the Fund's dividends are not expected to qualify for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

In the case of newly issued shares of the Fund (i.e. when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the shares to the shareholders will be equal to the fair market value of the shares on the distribution date. In the case of shares acquired through open market purchases (i.e. when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.

If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Sales and other dispositions of Fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares sold. Such gain or loss will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures and forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currencies may be subject to Section 988, as described above, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, net capital gain, and ordinary income. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Under the provisions the 2004 Tax Act, dividends paid by the Fund to non-U.S. shareholders that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the non-U.S. shareholder. In addition, pursuant to the 2004 Tax Act, distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests" (as defined in the Code and regulations) (including certain U.S. real property holding corporations) will generally be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return. The provisions contained in the 2004 Tax Act relating to distributions to shareholders who are non-U.S. persons generally will apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

PERFORMANCE-RELATED INFORMATION. From time to time, in advertisements, in sales literature or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other investment companies with a similar investment objectives. For example, yield or total return of the Fund's shares may be compared to averages or rankings prepared by Lipper, Inc., a widely recognized independent service which monitors mutual fund performance; the S&P 500 Index; the Russell U.S. Equity Indexes; the Dow Jones Industrial Average; the Wilshire Total Market Value Index,; or other comparable indices or investment vehicles. In addition, the performance of the Fund's shares may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. The Fund may also include securities industry or comparative performance information generally and in advertising or materials marketing the Fund's shares. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal and Worth, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Ibbotson Associates, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc. In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since inception.

Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

PIONEER. From time to time, Pioneer or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding Pioneer including, without limitation, information regarding Pioneer's and Highland's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Pioneer's and Highland's overall investment management performance contained in third-party reports or publications. Pioneer's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds. Pioneer has traditionally served a mutual fund and an institutional clientele. Pioneer has more than [ ] equity and fixed-income managers and analysts worldwide.

Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by Pioneer.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities and operations of the Fund as of December 8, 2004 appearing in this statement of additional information has been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in its report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides accounting, auditing and tax preparation services to the Fund.

                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the

Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

   FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                      FIRM

                           PIONEER FLOATING RATE TRUST

                       STATEMENT OF ASSETS AND LIABILITIES


                                December 8, 2004



ASSETS:

Cash                                                                 $  100,084
Receivable from Investment Adviser                                       40,000
Deferred offering costs                                               1,016,100
                                                                     ----------
Total
assets                                                               $1,156,184
                                                                     ----------

LIABILITIES:
Accrued organizational
Expenses                                                             $   40,000
Accrued offering costs                                                1,016,100
                                                                     ----------
Total liabilities                                                    $1,056,100
                                                                     ----------

Net Assets (5,240, common shares issued and outstanding;
  unlimited shares authorized)                                       $  100,084
                                                                     ----------
Net asset value per share                                            $    19.10
                                                                     ----------


                             STATEMENT OF OPERATIONS
                         ONE DAY ENDED December 08, 2004

Investment income                                                      $     --
                                                                       --------
Organizational expenses                                                  40,000

Less: Reimbursement from Investment
Adviser                                                                 (40,000)
                                                                       --------
Net Expenses                                                                 --

Net Investment income                                                  $     --
                                                                       --------


NOTES

1. ORGANIZATION

Pioneer Floating Rate Trust (the "Trust") is a non-diversified, closed-end management investment company organized under the Investment Company Act of 1940 on October 6, 2004, which has had no operations other than the sale and issuance of 5,240 shares at an aggregate purchase price of $100,084 to Pioneer Funds Distributor, Inc., an affiliate of Pioneer Investment Management, Inc. ("Pioneer" or the "Adviser"). The Adviser has agreed to reimburse all of the Trust's organizational expenses and the amount by which the aggregate of all offering costs (other than the sales load but including reimbursement of underwriters' expenses of $0.00667 per common share) exceeds $0.04 per common share. The line items Receivable from Investment Adviser and Reimbursement from Investment Adviser reflect the anticipated reimbursement by the Adviser of the Trust's organizational expenses. Offering costs, estimated to be approximately $1,016,100, up to $0.04 per common share, will be charged to the Trust's paid-in-capital at the time shares of beneficial interest are sold.

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3. AGREEMENTS

The Trust has entered into an advisory agreement with the Adviser, which, upon commencement of investment operations, provides for payment of a monthly fee computed at the annual rate of 0.70% of the Trust's average daily Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Managed Assets," the liquidation preference of any preferred shares outstanding is not considered a liability. Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., and a affiliate of the Adviser, has contracted with the Trust to provide transfer agent and shareholder services to the Trust. PIMSS has retained Mellon Investor Services, LLC ("Mellon") to provide sub-transfer agent, registrar, shareholder servicing agent and dividend dispersing agent services for the Trust. The Trust will pay PIMSS its cost of providing such services to the Trust, including the cost of Mellon's services.

As described in the prospectus, Highland Capital Management, L.P. ("Highland") serves as the Trust's investment subadviser. Highland will, among other things, regularly provide the Trust with investment research, advice and supervision and furnish continuously an investment program for the Trust and, subject to the supervision of Pioneer, manage the investment and reinvestment of the Trust's assets. For its services, Highland is entitled to a subadvisory fee from Pioneer at an annual rate of 0.35% of the Trust's average daily Managed Assets as set forth below. The fee will be paid monthly in arrears. The Trust does not pay a fee to Highland.

The Adviser has agreed for the first three years of the Trust's investment operations to limit the Trust's total annual expenses (excluding offering costs for common and preferred shares, interest expense, the cost of defending or prosecuting any claim or litigation to which the Trust is a party [together with any amount in judgment or settlement], indemnification expenses or taxes incurred due to the failure of the Trust to qualify as a regulated investment company under the Internal Revenue Code or any other non-recurring or non-operating expenses) to 0.95% of the Trust's average daily Managed Assets. The dividend on any preferred shares is not an expense.

The Trust has entered into an administration agreement with the Adviser, pursuant to which the Adviser will provide certain administrative and accounting services to the Trust. The Adviser has appointed Princeton Administrators, L.P. ("Princeton") as the sub-administrator to the Trust to perform certain of the Adviser's administration and accounts obligations to the Trust. Under the administration agreement, the Trust will pay the Adviser a monthly fee equal to 0.07% of the Trust's average daily Managed Assets up to $500 million and 0.03% for average daily Managed Assets in excess of $500 million. The Adviser, and not the Trust, is responsible for paying the fees of Princeton, which is affiliated with Merrill, Lynch & Co., one of the underwriters of the Trust's offering of common shares. Pursuant to a separate agreement, the Trust may compensate the Adviser for providing certain legal and accounting services.

4. FEDERAL INCOME TAXES

The Trust intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code, such that it will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

Report of Independent Registered Public Accounting Firm


To the Shareholder and
Board of Trustees of
Pioneer Floating Rate Trust

We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust") as of December 8, 2004 (date of capitalization) and the related statement of operations for the one-day period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at December 8, 2004 (date of capitalization), and the results of its operations for the one-day period then ended, in conformity with U.S. generally accepted accounting principles.

                                                  ERNST & YOUNG LLP


December 15, 2004
Boston, Massachusetts

APPENDIX A - DESCRIPTION OF RATINGS(1)

MOODY'S PRIME RATING SYSTEM

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

Aaa: Bonds and preferred stock, which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note ("MTN") programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

      - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      -     Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                            PROXY VOTING POLICIES AND
                                  PROCEDURES OF
                               PIONEER INVESTMENT
                                MANAGEMENT, INC.

                                TABLE OF CONTENTS

OVERVIEW..................................................................        3

PROXY VOTING PROCEDURES...................................................        3

            PROXY VOTING SERVICE..........................................        3

            PROXY COORDINATOR.............................................        4

            REFERRAL ITEMS................................................        4

            CONFLICTS OF INTEREST.........................................        4

            SECURITIES LENDING............................................        5

            SHARE-BLOCKING................................................        5

            RECORD KEEPING................................................        5

            DISCLOSURE....................................................        6

            PROXY VOTING OVERSIGHT GROUP..................................        6

PROXY VOTING POLICIES.....................................................        7

            ADMINISTRATIVE................................................        7

            AUDITORS......................................................        8

            BOARD OF DIRECTORS............................................        8

            CAPITAL STRUCTURE.............................................       10

            COMPENSATION..................................................       11

            CORPORATE GOVERNANCE..........................................       12

            MERGERS AND RESTRUCTURINGS....................................       13

            MUTUAL FUNDS..................................................       14

            SOCIAL ISSUES.................................................       14

            TAKEOVER-RELATED MEASURES.....................................       14

      OVERVIEW

      Pioneer is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must cast the proxy votes in a manner consistent with the best interest of its clients and must place the client's interests ahead of its own. Pioneer will vote all proxies presented to it in a timely manner on its behalf.

      The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. These Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by underlying held companies. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

      Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Director of Portfolio Management US determines, after consultation with the Proxy Voting Oversight Group, that the circumstances justify a different approach.

      ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                             PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

      Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues.

PROXY COORDINATOR

      Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

      From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

      If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

      Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

            - An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group;

            - An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

            - A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

      Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator

SECURITIES LENDING

      Proxies are not available to be voted when the shares are out on loan through either Pioneer's Lending Program or a client's managed security lending program. If the Portfolio Manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

      "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

      Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

      The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

            - Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

            -     Retains a record of the vote cast;

            - Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

            - Is able to promptly provide Pioneer with a copy of the voting record upon its request.

      The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

            -     A record memorializing the basis for each referral vote cast;

            - A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

            - A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

      Pioneer shall maintain the above records in the client's file for a period not less than six (6) years.

DISCLOSURE

      Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or by Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

      The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary.

      The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

                              PROXY VOTING POLICIES

      Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

      All proxies for U.S. companies and proxies for non-U.S. companies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

      Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

      Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

      While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

      We will generally support these and similar management proposals:

            -     Corporate name change.

            -     A change of corporate headquarters.

            -     Stock exchange listing.

            -     Establishment of time and place of annual meeting.

            -     Adjournment or postponement of annual meeting.

            -     Acceptance/approval of financial statements.

            - Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

            -     Approval of minutes and other formalities.

            - Authorization of the transferring of reserves and allocation of income.

            -     Amendments to authorized signatories.

            - Approval of accounting method changes or change in fiscal year-end.

            -     Acceptance of labor agreements.

            -     Appointment of internal auditors.

      Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

      We normally vote for proposals to:

            - Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

            -     Restore shareholder rights to ratify the auditors.

      We will normally oppose proposals that require companies to:

            -     Seek bids from other auditors.

            -     Rotate auditing firms.

            -     Indemnify auditors.

            - Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

      On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

      Pioneer will vote for:

            - Audit, compensation and nominating committees composed of independent directors exclusively.

            - Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

            - Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

            -     Election of an honorary director.

      We will vote against:

            - Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

            -     Minimum stock ownership by directors.

            - Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

            - Requirements for union or special interest representation on the board.

            -     Requirements to provide two candidates for each board seat.

ELECTIONS OF DIRECTORS

      In uncontested elections of directors we will vote against:

            - Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

            - Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

      We will also vote against directors who:

            - Have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead" directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

            - Have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

            - Have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

            - Appear to lack independence or are associated with very poor corporate performance.

      We will vote on a case-by case basis on these issues:

            -     Contested election of directors.

            - Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

            -     Mandatory retirement policies.

CAPITAL STRUCTURE

      Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

      Pioneer will vote for:

            -     Changes in par value.

            - Reverse splits, if accompanied by a reduction in number of shares.

            - Share repurchase programs, if all shareholders may participate on equal terms.

            -     Bond issuance.

            -     Increases in "ordinary" preferred stock.

            - Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

            -     Cancellation of company treasury shares.

      We will vote on a case-by-case basis on the following issues:

            - Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

            - Increase in authorized common stock. We will make a determination considering, among other factors:

                        -     Number of shares currently available for issuance;

            - Size of requested increase (we would normally approve increases of up to 100% of current authorization);

                        -     Proposed use of the additional shares; and

                        - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

            - Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

            -     Proposals to submit private placements to shareholder vote.

            -     Other financing plans.

      We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

      Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

      Pioneer will vote for:

            -     401(k) benefit plans.

            - Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

            - Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

                        - Amendments to performance plans to conform with OBRA;

                        -     Caps on annual grants or amendments of
                              administrative features;

                        -     Adding performance goals; and

                        -     Cash or cash-and-stock bonus plans.

            - Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

            -     Require that option repricings be submitted to shareholders.

            -     Require the expensing of stock-option awards.

            - Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

            - Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

      We will vote on a case-by-case basis on the following issues:

            - Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

                        - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

                                Dilution = (A + B + C) / (A + B + C + D), where

                                A = Shares reserved for plan/amendment,

                                B = Shares available under continuing plans,

                                C = Shares granted but unexercised and

                                D = Shares outstanding.

                        -     The plan must not:

                                  -     Explicitly permit unlimited option
                                        repricing authority or that have
                                        repriced in the past without shareholder approval.

                                  - Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

                        - We are generally in favor of proposals that increase participation beyond executives.

            -     All other employee stock purchase plans.

            - All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

            - All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

      We will vote against:

            -     Limits on executive and director pay.

            -     Stock in lieu of cash compensation for directors.

            - Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

            -     Elimination of stock option plans.

CORPORATE GOVERNANCE

      Pioneer will vote for:

            -     Confidential Voting.

            - Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

            -     Disclosure of beneficial ownership.

      We will vote on a case-by-case basis on the following issues:

            - Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

            - Bundled proposals. We will evaluate the overall impact of the proposal.

            - Adopting or amending the charter, bylaws or articles of association.

            - Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price. We believe that the courts currently handle this situation adequately without this mechanism.

      We will vote against:

            - Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

            -     Limitations on stock ownership or voting rights.

            -     Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

      Pioneer will vote on the following and similar issues on a case-by-case basis:

            -     Mergers and acquisitions.

            - Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

            -     Debt restructurings.

            -     Conversion of securities.

            -     Issuance of shares to facilitate a merger.

            -     Private placements, warrants, convertible debentures.

            - Proposals requiring management to inform shareholders of merger opportunities.

      We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

      Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

      Pioneer will vote for:

            -     Establishment of new classes or series of shares.

            -     Establishment of a master-feeder structure.

      Pioneer will vote on a case-by-case on:

            - Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the Fund. We will examine more fundamental changes on a case-by-case basis.

            -     Approval of new or amended advisory contracts.

            -     Changes from closed-end to open-end format.

            -     Authorization for, or increase in, preferred shares.

            -     Disposition of assets, termination, liquidation, or mergers.

SOCIAL ISSUES

      Pioneer will abstain on proposals calling for greater disclosure of corporate activities with regard to social issues. We believe these issues are important and should receive management attention.

      Pioneer will vote against proposals calling for changes in the company's business. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

TAKEOVER-RELATED MEASURES

      Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

      Pioneer will vote for:

            -     Cumulative voting.

            -     Increase ability for shareholders to call special meetings.

            -     Increase ability for shareholders to act by written consent.

            -     Restrictions on the ability to make greenmail payments.

            -     Submitting rights plans to shareholder vote.

            -     Rescinding shareholder rights plans ("poison pills").

            -     Opting out of the following state takeover statutes:

                        - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

            - Control share cash-out provisions, which require large holders to acquire shares from other holders.

            - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

            - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

            - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

            -     Fair price provisions.

            -     Authorization of shareholder rights plans.

            -     Labor protection provisions.

            -     Mandatory classified boards.

      We will vote on a case-by-case basis on the following issues:

            - Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

            - Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

            -     Proposals that allow shareholders to nominate directors.

      We will vote against:

            -     Classified boards.

            - Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

            -     Classes of shares with unequal voting rights.

            -     Supermajority vote requirements.

            - Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

            - Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

            - Extension of advance notice requirements for shareholder proposals.

            - Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

            - Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

                           PART C - OTHER INFORMATION

Item  24. Financial Statements and Exhibits

1.    Financial Statements.

      The Registrant's statements of assets and liabilities and operations dated December 8, 2004, notes to those financial statements and report of independent registered public accountants thereon are included in the Registrant's prospectus.

2.    Exhibits:

      (a)(1)         Agreement and Declaration of Trust. (1)

      (a)(2)         Certificate of Trust. (1)

      (b)            By-Laws. (1)

      (c)            None.

      (d)            None.

      (e)            Automatic Dividend Reinvestment Plan. (2)

      (f)            None.

      (g)(1) Form of Investment Advisory Agreement with Pioneer Investment Management, Inc. (2)

      (g)(2) Form of Subadvisory Agreement between Pioneer Investment Management, Inc. and Highland Capital Management, L.P. (3)

      (h) Form of Purchase Agreement among the Registrant, Pioneer Investment Management, Inc., Highland Capital Management, L.P. and the Underwriters. (3)

      (i)            None.

      (j)            Custodian Agreement. (3)

      (k)(1) Form of Sub-Administration Agreement between Princeton Administrators, L.P. and Pioneer Investment Management, Inc. (3)

      (k)(2) Form of Administration Agreement with Pioneer Investment Management, Inc. (3)

      (k)(3)         Form of Investment Company Service Agreement. (2)

      (k)(4)         Form of Sub-Transfer Agent Services Agreement. (2)

      (k)(5)         Form of Additional Compensation Agreement with Merrill
                     Lynch.(3)

      (k)(6) Form of Expense Limitation Agreement between the Registrant and Pioneer Investment Management,Inc. (2)

      (k)(7)         Form of Additional Compensation Agreement with UBS
                     Securities.(3)

      (k)(8)         Administration Agreement. (3)

      (l)            Opinion of Counsel. (3)

      (m)            None.


      (n)            Consent of Independent Registered Public Accounting Firm.
                     (4)


      (o)            Not applicable.

      (p)            Initial Share Purchase Agreement. (2)

      (q)            None.

      (r)(1)         Pioneer Code of Ethics. (2)

      (r)(2)         Highland Capital Management, L.P. Code of Ethics. (2)

      (s)            Powers of Attorney. (2)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement as filed with the Securities and Exchange Commission (the "SEC") on October 13, 2004 (Accession No. 0000950135-04-004766).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement as filed with the SEC on November 19, 2004 (Accession No. 0000950135-04-005442).


(3) Previously filed. Incorporated herein by reference from the exhibits filed with the Registration Statement as filed with the SEC on December 16, 2004 (Accession No. 0000950135-04-005693).

(4) Filed herewith.


Item  25. Marketing Arrangements

Reference is made to the Purchase Agreement among the Registrant, Pioneer Investment Management, Inc., Highland Capital Management, L.P. and the Underwriters for the Registrant's common shares of beneficial interest to be filed by amendment.

Item  26. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration Fees                                         $   83,000.00
NASD Filing Fee and Application Fee                       $   30,500.00
Printing (other than certificates)                        $  350,000.00
Accounting Fees and Expenses                              $   28,900.00
Legal Fees and Expenses                                   $  200,000.00
NYSE Listing Fee                                          $   85,000.00
Miscellaneous                                             $    5,250.00
Underwriting Fee                                          $  233,450.00

        Total                                             $1,016,100.00

Item  27. Persons Controlled by or Under Common Control

None

Item  28. Number of Holders of Securities

As of December 21, 2004, the number of record holders of each class of securities of the Registrant was

               (1)                                      (2)
Title of Class                                Number of Record Holders

Common Shares (no par value)                  1

Item 29.   Indemnification

The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated October 6, 2004, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registration pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant's expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item  30. Business and Other Connections of Investment Adviser

Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investment manages investment companies, pension and profit sharing plans, trust, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Registrant, none of Pioneer Investment's directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other Unicredito subsidiaries.

                                        OTHER BUSINESS, PROFESSION, VOCATION OR
                                        EMPLOYMENT OF SUBSTANTIAL NATURE WITH
NAME OF DIRECTOR/OFFICER                LAST TWO FISCAL YEARS

John F. Cogan, Jr.                      Of Counsel, Wilmer Cutler Pickering Hale
                                        and Dorr LLP, 60 State Street, Boston,
                                        Massachusetts 02109

Item  31. Location of Accounts and Records

The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item  32. Management Services

Not applicable.

Item  33. Undertakings

      1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts, on the 21st day of December, 2004.


                                        PIONEER FLOATING RATE TRUST

                                        By: /s/ Osbert M. Hood
                                            -----------------------------------
                                            Osbert M. Hood
                                            Executive Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                                    Title                              Date
-------------------------------         -----------------------------------     -----------------
           *                            Chairman of the Board, Trustee, and     December 21, 2004
-------------------------------         President
John F. Cogan, Jr.

           *                            Chief Financial Officer
-------------------------------         and Treasurer                           December 21, 2004
Vincent Nave

           *                            Trustee
-------------------------------
Mary K. Bush

           *                            Trustee
-------------------------------
Richard H. Egdahl

           *                            Trustee
-------------------------------
Margaret B.W. Graham

/s/ Osbert M. Hood                      Trustee
---------------------
Osbert M. Hood

           *                            Trustee
-------------------------------
Marguerite A. Piret

           *                            Trustee
-------------------------------
Steven K. West

           *                            Trustee
-------------------------------
John Winthrop

*  By: /s/ Osbert M. Hood                                      December 21, 2004
       -------------------------------------------
       Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:


EXHIBIT NO.                               DESCRIPTION
-----------          --------------------------------------------------------
(n)                  Consent of Independent Registered Public Accounting Firm.